Exhibit 99.1
Stephen E. Hessler, P.C.		Chad J. Husnick, P.C.
Patrick Venter		KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS LLP		KIRKLAND & ELLIS INTERNATIONAL LLP
KIRKLAND & ELLIS INTERNATIONAL LLP		300 North LaSalle Street
601 Lexington Avenue		Chicago, Illinois 60654
New York, New York 10022		Telephone:	(312) 862-2000
Telephone:	(212) 446-4800	Facsimile:	(312) 862-2200
Facsimile:	(212) 446-4900

Counsel to the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:	)	Chapter 11
)
FRONTIER COMMUNICATIONS	)	Case No. 20-22476 (RDD)
CORPORATION, et al.,[1]	)
)
Debtors.	)	(Jointly Administered)
)

AMENDED NOTICE OF APPROVAL AND EXECUTION OF
EXECUTIVE CHAIRMAN AGREEMENT

PLEASE TAKE NOTICE that, on September 20, 2020, the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed, in the United States Bankruptcy Court for the Southern District of New York (the “Court”), the Second Amended Plan Supplement [Docket No. 1021], announcing their intent to appoint John G. Stratton as the Executive Chairman of the Reorganized Debtors.2

[1]
The last four digits of Debtor Frontier Communications Corporation’s tax identification number are 9596.  Due to the large number of debtor entities in these chapter 11 cases, for which the Court has ordered joint administration, a complete list of the debtor entities and the last four digits of their federal tax identification numbers are not provided herein.  A complete list of such information may be obtained on the website of the Debtors’ claims and noticing agent at https://cases.primeclerk.com/ftr.  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  50 Main Street, Suite 1000, White Plains, New York 10606.

[2]
Capitalized terms used but not otherwise defined in this notice shall have the meanings given to them in the Fifth Amended Joint Plan of Frontier Communications Corporation and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 984] (as amended from time to time, the “Plan”).

PLEASE TAKE FURTHER NOTICE that, on February 15, 2021, Akin Gump Strauss Hauer & Feld LLP and Milbank LLP, in their capacity as counsel to the Noteholder Groups, whose members hold over 80% of the Debtors’ senior unsecured notes, are parties to the Restructuring Support Agreement, and will hold a substantial majority of the Reorganized Debtors’ equity, delivered a letter (the “Noteholders Groups’ Letter”), to the existing board of directors of Frontier Communications Corporation requesting that the Debtors enter into that certain executive chairman agreement, dated February 16, 2021 (the “Executive Chairman Agreement”), which is attached hereto as Exhibit B.

PLEASE TAKE FURTHER NOTICE that, upon the urging of the Noteholder Groups, the existing board of Frontier Communication Corporation passed resolutions, attached hereto as Exhibit C (the “Board Resolutions”), approving entry into and execution of the Executive Chairman Agreement.

PLEASE TAKE FURTHER NOTICE that on February 18, 2021, the Debtors filed the Notice of Approval of Execution of Executive Chairman Agreement [Docket No. 1569], which was subsequently withdrawn to amend the list of signatories to the Noteholder Groups’ Letter to include only those entities that hold disclosable economic interests in relation to the Debtors.  The Noteholder Groups’ Letter remains otherwise unchanged.  The amended letter (the “Amended Noteholder Groups’ Letter”) is attached hereto as Exhibit A.
PLEASE TAKE FURTHER NOTICE that copies of the Executive Chairman Agreement, the Amended Noteholder Groups’ Letter, and the Board Resolutions may be obtained free of charge by visiting the website of Prime Clerk LLC at https://cases.primeclerk.com/ftr.

Dated: February 18, 2021	/s/ Stephen E. Hessler
New York, New York	Stephen E. Hessler, P.C.
Mark McKane, P.C. (admitted pro hac vice)
Patrick Venter
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
601 Lexington Avenue
New York, New York 10022
	Telephone:	(212) 446-4800
	Facsimile:	(212) 446-4900
- and -
Chad J. Husnick, P.C.
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle Street
Chicago, Illinois 60654
	Telephone:	(312) 862-2200
	Facsimile:	(312) 862-2200

Counsel to the Debtors and Debtors in Possession

Exhibit A

Amended Noteholder Groups’ Letter

February 18, 2021

VIA EMAIL
Board of Directors of Frontier Communications Corporation
c/o Stephen E. Hessler, P.C.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Re:	Frontier Communications Corporation (“Frontier” and, together with its debtor affiliates, the “Company” or the “Debtors”)

To the Members of the Board:

Akin Gump Strauss Hauer & Feld LLP and Milbank LLP represent ad hoc groups (the “Noteholder Groups”) whose members (the “Noteholders”) hold over 80% of Frontier’s senior unsecured notes (the “Notes”) and are parties to the Restructuring Support Agreement, dated April 14, 2020 (the “RSA”), which is the foundation for Frontier’s confirmed chapter 11 plan (the “Plan”) and provides for the consensual equitization of over $10 billion in Notes.  The Noteholders constitute the “Required Consenting Noteholders” under the RSA and will hold a substantial majority of reorganized Frontier’s equity upon the Company’s emergence from chapter 11.  As members of the only class of creditors impaired under the Plan and future owners of the business, the Noteholders have a great interest in ensuring that value is maximized during the chapter 11 cases and reorganized Frontier is well-positioned for long-term success.

With those objectives in mind, the Noteholders selected John Stratton to serve as Executive Chairman of reorganized Frontier.  Mr. Stratton is unquestionably qualified for the role, with extensive management experience during his 25-year career with Verizon and having served as a director of several large public companies.  Since his appointment as a Board observer in May 2020, he has received high praise from representatives of the Noteholders and Frontier alike, and most importantly, he has already demonstrated an ability to generate tangible value, as exemplified by his participation in the Company’s refinancing processes in the fourth quarter of 2020, his efforts to recruit world-class talent (including the incoming CEO), and his contributions to developing a comprehensive strategic plan for the business.

While Mr. Stratton’s selection as incoming Executive Chairman was announced on September 1, 2020, he is not party to a formal agreement memorializing the terms of his employment and compensation.  As the Board is aware, the Company has received a draft form of Executive Chairman Agreement for Mr. Stratton containing proposed terms, as well as an analysis from Longnecker & Associates (the compensation consultant retained pursuant to the RSA) illustrating that such terms are in line with market standards and reasonable under the circumstances.1  As we indicated in an email to the Company’s counsel on February 5, 2020 urging the Company to act promptly on this matter, the Noteholders believe entry into a binding agreement with Mr. Stratton on such terms at this time is not only appropriate, but in the best interest of the estate.

We understand, however, that certain members of the Board may prefer to defer approval of Mr. Stratton’s agreement until emergence because the agreement requires the Company to allocate to Mr. Stratton a portion of the post-emergence equity reserved for the Management Incentive Plan.  But the Board can be assured that any concerns in this regard can be appeased, as the ability to take this exact action (with the support of the Noteholders) is expressly permitted—at the insistence of the Company—under the terms of the RSA and the Plan,2 and it is authorized by the order confirming the Plan.3

Not only does the Board have the authority to act now, but the Noteholders are requesting that the Board do so.  Entry into an agreement with Mr. Stratton will not only provide him with appropriate assurance and allow him to continue to focus his efforts on preparing Frontier for future success, but it will provide the Company with certainty regarding its future leadership, which is of critical importance at this juncture, as we approach emergence.  Indeed, in the five months since he was selected as incoming Executive Chairman, Mr. Stratton has increased his commitment of time and energy to the Company, while at the same time passing up other lucrative opportunities.

With less than two months until the Company’s anticipated emergence from chapter 11, the Noteholder Groups request that the Board, consistent with its duties, act to enhance certainty and stability and minimize the prospects for disruption and distraction associated with Mr. Stratton not having a formal agreement in place.  Inaction would only be contrary to the Company’s and its stakeholders’ interests.  The Noteholder Groups, consisting of each of the Noteholders listed below, therefore continue to urge the Board to approve entry into Mr. Stratton’s employment agreement without further delay.

[1]	The Longnecker & Associates analysis was provided to the Company’s counsel on February 5, 2020.

[2]
The RSA specifically contemplates that key management positions would be filled (and compensation arrangements agreed) before emergence, as indicated by the requirement that the Debtors conduct an extensive management selection process during the chapter 11 cases and the specific inclusion of Noteholder consent rights over “[t]he identity and compensation of any person that is proposed to be retained for, appointed to or hired for a key management position (effective either before or upon the Plan Effective Date) . . .”

In addition, consistent with the equivalent provisions in the RSA, Article  IV.R of the Plan expressly provides that “up to fifty percent of the Management Incentive Plan Pool may be allocated prior to the Effective Date as emergence grants (“Emergence Awards”) to individuals selected to serve in key senior management positions after the Effective Date (as and when such individuals are selected as contemplated by and subject to the consent rights specified in the Restructuring Support Agreement). . .”

[3]
Among other things, paragraphs 61-62 of the Confirmation Order grant the Debtors broad authority to take actions on or before the Effective Date in connection with the implementation of the Plan, including to enter into agreements and to incur obligations, in each case, without the need for further Court approval (but subject to the consent rights under the RSA).

2

Sincerely,
/s/ Ira S. Dizengoff	/s/ Samuel A. Khalil
Ira S. Dizengoff Akin Gump Strauss Hauer & Feld LLP	Samuel A. Khalil Milbank LLP

Members of the Noteholder Groups[4]

Capital Research and Management Company Elliott Investment Management, L.P. Franklin Mutual Advisors, LLC HG Vora Capital Management, LLC Silver Point Capital, L.P.
Anchorage Capital Group, L.L.C.
Apollo Capital Management, L.P.
Ares Management LLC
Brigade Capital Management, LP
Cerberus Capital Management II, L.P.
Diameter Capital Partners LP
Empyrean Capital Partners, LP
Glendon Capital Management L.P.
GoldenTree Asset Management LP
Ivy Investment Management Company Oaktree Capital Management, L.P.

_____________________
[4]
Those supporting members of the Noteholder Groups are listed here as entities that hold disclosable economic interests directly or on behalf of certain of their affiliates or affiliated investment funds or investment funds, accounts, vehicles or other entities that hold disclosable economic interests that are managed, advised or subadvised by such members of the Noteholder Groups.

3

Exhibit B

Executive Chairman Agreement

Execution Version

EXECUTIVE CHAIRMAN AGREEMENT

This EXECUTIVE CHAIRMAN AGREEMENT (this “Agreement”) is entered into as of [_____] (the “Agreement Effective Date”), by and between Frontier Communications Corporation, a Delaware corporation (the “Company”), and John Stratton (the “Executive”) (collectively the “Parties”).  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in Section 23.

WHEREAS, the Company and the Executive desire to enter into this Agreement to set forth the terms and conditions for the Executive’s employment as Executive Chairman of the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.         Interim Term.

(a)          During the period commencing on the Agreement Effective Date and ending on the day immediately prior to the Employment Date (as defined below) (such period, the “Interim Term”), the Executive shall continue to serve as an observer to the Board of Directors of the Company (the “Board”) pursuant to the Board Observer Agreement, dated as of May 8, 2020 (the “Observer Agreement”), and his service as an observer during the Interim Term will be governed by the terms of the Observer Agreement and any applicable orders entered in the Company’s chapter 11 cases.

(b)           Notwithstanding anything to the contrary contained herein, neither the Executive’s entry into this Agreement nor any termination of this Agreement will reduce, impair or modify Executive’s entitlement to receive the Board observer fees in accordance with the terms of the Observer Agreement, the Final Wages Order and the Plan of Reorganization in connection with his service as a Board observer before the occurrence of the Employment Date (as defined below) (including, without limitation, during the Interim Period).

2.         Employment Term.

(a)          Without further action on behalf of the Company, the Executive’s appointment as Executive Chairman of the post-emergence Board of Directors of the Company (the “New Board”) shall become effective upon the Company’s emergence from chapter 11 bankruptcy (such date, the “Employment Date”).

(b)          Commencing as of the Employment Date, the Company agrees to employ the Executive in the role of Executive Chairman of the Company, and the Executive agrees to be so employed, pursuant to the terms of this Agreement.  The period of time between the Employment Date and the termination of the Executive’s employment hereunder is referred to herein as the “Employment Term.”  Upon any termination of the Executive’s employment with the Company, the Executive shall be deemed to have resigned from all positions with the Company and all of its subsidiaries, unless otherwise agreed to by the Parties in writing.

(c)         In his role as Executive Chairman during the Employment Term, the Executive shall have the duties, authorities and responsibilities set forth on Exhibit A, and such other duties, authorities and responsibilities as the New Board may designate from time to time that are consistent with the Executive’s position as Executive Chairman.  The Executive shall report directly to the full New Board and will have the authority to direct and supervise the Company’s executive officers.  The Company shall continue to nominate the Executive for re-election as Executive Chairman of the New Board at all times during the Employment Term; provided that the foregoing shall not be required to the extent prohibited by legal, listing, regulatory or similar requirements.

(d)           During the Employment Term, the Executive shall devote the majority (i.e., no less than 66.66%) of the Executive’s business time and efforts to the performance of the Executive’s duties hereunder as Executive Chairman and the advancement of the business and affairs of the Company.  The Executive will resign from all other for-profit boards of directors on which he serves as of the Employment Date; provided that the Executive shall be entitled to:  (i) continue to serve on the board of directors of (x) Abbott Labs, (y) General Dynamics and (z) SubCom, LLC, except that Executive hereby agrees to resign from such position(s) in the event that such service in any way results in a conflict of interest with respect to his role with the Company or materially interferes with the performance of the Executive’s duties and responsibilities hereunder, (ii) serve on civic, charitable, educational, religious, public interest or public service boards, and (iii) manage the Executive’s personal and family investments, in each case, to the extent such activities do not materially interfere, individually or in the aggregate, with the performance of the Executive’s duties and responsibilities hereunder.  For the avoidance of doubt, during the Employment Term, the Executive shall not be permitted to serve on any for-profit boards of directors in any capacity (other than those specified in the preceding subsection (i)) without the prior written consent of the New Board.

3.         Compensation and Benefits during the Employment Term.

(a)          Base Salary.  During the Employment Term, the Company shall pay to the Executive a base salary at an annual rate of not less than $1,000,000, in substantially equal installments in accordance with the regular payroll practices of the Company, but not less frequently than bi-monthly.  The base salary will be pro-rated for any year in which the Executive is not employed by the Company for a full calendar year.  The Executive’s base salary shall be subject to annual review by the New Board or the Compensation Committee of the New Board (the “Committee”), and may be increased, but not decreased, from time to time by the New Board or the Committee.  The base salary as determined herein and increased (if applicable) from time to time shall constitute “Base Salary” for purposes of this Agreement.

(b)          Annual Bonus.  With respect to each calendar year ending during the Employment Term commencing with the 2021 calendar year, the Executive will be eligible to earn a bonus with a target annual bonus opportunity equal to 200% of Base Salary (the “Target Annual Bonus”) (with a maximum annual bonus opportunity equal to 250% of Base Salary), with the amount earned to be based on achievement of the financial or individual performance goals and factors as determined by the New Board or the Committee, after consultation with the Executive, that are generally consistent with the program for other senior executives of the Company (the “Annual Bonus”).  The New Board or the Committee will establish a threshold Annual Bonus opportunity equal to a percentage of the Executive’s Base Salary (which will correspond to the “threshold” performance level established for the applicable year), which opportunity will be generally consistent with the threshold Annual Bonus opportunity established for other senior executives of the Company for the applicable year.  For the avoidance of doubt, for calendar year 2021, no pro-ration for time served shall apply with respect to the Annual Bonus.  Any Annual Bonus shall be payable at the same time or time(s) that annual bonuses are paid to senior executives of the Company generally, but in no event later than March 15th of the calendar year following the calendar year to which such Annual Bonus relates.

(c)          Executive Chair Sign-On Bonus.  The Company shall pay the Executive a cash sign-on bonus of $3,000,000, less any amounts paid to (or payable to) the Executive under the Observer Agreement in respect of his role as an observer (less applicable taxes and withholdings, the “Sign-On Bonus”).  The Sign-On Bonus shall be paid within ten (10) days following the Employment Date, so long as the Executive has not resigned without Good Reason or been terminated by the Company for Cause prior to the payment date.

(d)           Long-Term Incentive Compensation.

  (i)        The Executive will be a participant in the reorganized Company’s post-emergence management incentive plan (the “MIP”) during the Employment Term, and the Executive will receive a long-term compensation award having a grant date value equal to 1% of the value of the Company’s common equity on emergence (the “Equity Grant”).  Of the Equity Grant, 1/3rd will be time-based restricted stock units (“RSUs”) and 2/3rds will be performance-based stock units (“PSUs”).  The performance goals applicable to the PSUs will be determined by the New Board or the Compensation Committee, after consultation with the Executive, and will be generally consistent with the goals established for other senior executives of the Company who receive performance awards under the MIP.  RSUs will vest in three equal annual installments on each of the first three anniversaries of the Employment Date, in each case, subject to the other terms and conditions set forth in the MIP and the applicable award agreements.  The PSUs will be eligible to vest based on performance over a three-year period, subject to the other terms and conditions set forth in the MIP and the applicable award agreement(s).

  (ii)          The following terms will apply with respect to the Equity Grant and any other long-term incentive awards granted to the Executive from time to time:

  (1)          in the event of a Change in Control, the MIP and/or the applicable award agreement(s) governing the Equity Grant will provide for treatment upon such Change in Control that is consistent with prevailing market practices as determined by the New Board or Committee reasonably and in good faith following consultation with the Executive;

  (2)         if the Executive becomes subject to any stock ownership guidelines implemented by the Company, such ownership guidelines will provide for no less than five years following the Employment Date for Executive to reach compliance with such guidelines (without penalty or interim obligations prior to such compliance deadline); and

  (3)         the Executive may elect to satisfy his applicable tax liability with respect to equity-based awards under the MIP (calculated at up to the statutory maximum rate, if so elected by the Executive) through net settlement (taking into account any liquidity concerns raised by the New Board at the time of settlement) or pursuant to a broker-assisted “sell-to-cover” transaction that is either outside of an applicable blackout window under the Company’s insider trading policy (if applicable) or pursuant to a pre-approved 10b5-1 trading plan).

(e)         Benefit Plans.  During the Employment Term, the Executive shall be entitled to participate in any employee benefit plans and programs that the Company has adopted or may adopt, maintain or contribute to for the benefit of its senior executives (or employees generally, if senior executives are eligible to participate in such plan); provided, that the Executive will not be eligible to participate in any broad-based annual bonus programs established for non-executive level employees or any severance plans maintained by the Company.  The Executive’s participation will be subject to the terms of the applicable plan documents and generally applicable Company policies.  Notwithstanding the foregoing, the Company may modify or terminate any employee benefit plan at any time.

(f)          Paid Time Off.  During the Employment Term, the Executive shall be entitled to four weeks of paid time off per calendar year (prorated for any partial years of employment), in accordance with the Company’s policy on accrual and use as in effect from time to time.  Paid time off may be taken at such times and intervals as the Executive reasonably determines, subject to the Company’s business needs.

(g)          Business Expenses.  During the Employment Term, the Executive will be authorized to incur reasonable business expenses in carrying out the Executive’s duties and responsibilities to the Company.  The Executive shall be promptly reimbursed for all reasonable out-of-pocket business expenses incurred and paid by the Executive during the Employment Term, subject to and in accordance with the Company’s expense reimbursement policy as in effect from time to time.

4.         Termination of Employment during Employment Term; Severance.

(a)          General.  The Executive’s employment shall commence on the Employment Date and shall terminate (and the Employment Term shall terminate) upon the earliest to occur of (i) the Executive’s death, (ii) a termination by the Company due to the Executive’s Disability, (iii) a termination by the Company with or without Cause, and (iv) a termination by the Executive with or without Good Reason (the date of such termination, the “Termination Date”).

(b)        Termination Due to the Executive’s Death or Disability.  The Executive’s employment shall terminate (and the Employment Term shall terminate) automatically upon the Executive’s death.  The Company may terminate the Executive’s employment and the Employment Term immediately upon the occurrence of the Executive’s Disability, with such termination to be effective upon the Executive’s receipt of written notice of such termination.  Upon a termination of the Executive’s employment and the Employment Term due to the Executive’s death or Disability, in each case during the Employment Term, the Executive’s estate or the Executive, as applicable, shall be entitled to the following:

(i)         payment of any earned but unpaid Base Salary and any accrued but unused paid time off (if any), in each case, through the Termination Date, to be paid no later than 60 days following the Termination Date (or such earlier date as may be required by applicable law);

(ii)         reimbursement for any unreimbursed business expenses incurred during the Employment Term through the Termination Date, in accordance with Section 3(g);

(iii)       all other payments, benefits or fringe benefits to which the Executive shall be entitled in respect of his role as Executive Chairman under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant or this Agreement, payable in accordance therewith;

(iv)        any accrued but unpaid Annual Bonus due with respect to any calendar year preceding the calendar year in which the Termination Date occurs, which amount shall be paid in accordance with Section 3(b), to be paid by the deadline set forth in the last sentence of Section 3(b) (collectively, clauses (i) through (iv), the “Accrued Benefits”);

(v)          the Sign-On Bonus (if not previously paid) (to be paid within 10 days following the Termination Date);

(vi)        a pro rata portion of any Annual Bonus payable in respect of the calendar year in which the Termination Date occurs, determined by multiplying (A) the actual amount of such Annual Bonus that the Executive would have received had the Executive’s employment not so terminated (disregarding any individual performance factors and proportionately increasing the weighting of any Company performance metrics, if applicable), by (B) a fraction, the numerator of which is the number of days during the applicable calendar year that the Executive was employed with the Company, and the denominator of which is the total number of calendar days during the applicable calendar year, which pro rata portion shall be paid at the time annual bonuses are paid to senior executives of the Company generally for such calendar year, as set forth in Section 3(b) (the “Pro Rata Annual Bonus”); and

(vii)       with respect to the Equity Grant, subject to Section 4(g), (x) any unvested RSUs that are outstanding as of immediately prior to the Termination Date shall become vested, and (y) any PSUs that are outstanding as of immediately prior to the Termination Date shall become vested based on “target” level achievement of the applicable performance goals; provided that the portion of the Equity Grant that becomes vested as a result of the foregoing shall be settled within 60 days following the Termination Date.

Following a termination of the Executive’s employment due to death or Disability, except as set forth in this Section 4(b), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.

5

(c)          Termination by the Company for Cause.  The Company may terminate the Executive’s employment at any time during the Employment Term for Cause, effective upon delivery to the Executive of written notice of such termination.  If the Executive’s employment is terminated by the Company for Cause, the Executive shall be entitled only to the Accrued Benefits (but excluding any amount provided for under Section 4(b)(iv)).  Following the termination of the Executive’s employment by the Company for Cause, except as set forth in this Section 4(c), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.

(d)          Termination by the Company without Cause; Termination by the Executive for Good Reason.  During the Employment Term, the Company may terminate the Executive’s employment without Cause with 30 days’ prior written notice, effective upon the date specified in such notice.  The Executive may terminate the Executive’s employment for Good Reason by providing the Company written notice in the manner set forth below.  In the event that during the Employment Term the Executive’s employment is terminated by the Company without Cause (other than due to the Executive’s death or Disability), or by the Executive for Good Reason, in each case, subject to Section 4(g) (other than with respect to any Accrued Benefits, which are not subject to Section 4(g)), the Executive shall be entitled to:

(i)          the Accrued Benefits and, to the extent not previously paid, the Sign-On Bonus (to be paid within 10 days following the Termination Date);

(ii)        an amount in cash equal to two-times the sum of (i) the Executive’s Base Salary (without giving effect to any reduction or series of reductions giving rise to Good Reason) plus (ii) Target Annual Bonus (without giving effect to any reduction or series of reductions giving rise to Good Reason), payable in substantially equal monthly installments over the 24-month period following the Termination Date; provided, however, that the first such payment shall not be made until the first payroll date following the date on which the Release (as defined below) becomes non-revocable pursuant to Section 4(g) and such first payment shall include any amounts that would otherwise have been payable between the Termination Date and the date of such first payment; and provided, further, that if the period that the Executive has to consider and revoke the Release pursuant to Section 4(g) commences in one calendar year and ends in a subsequent calendar year, then the first such payment shall not be made until the second calendar year;

(iii)        the Pro Rata Annual Bonus (if any);

(iv)        with respect to the Equity Grant, (x) any unvested RSUs that are outstanding as of immediately prior to the Termination Date shall become vested, and (y) any PSUs that are outstanding as of immediately prior to the Termination Date shall become vested based on “target” level achievement of the applicable performance goals; provided, that the portion of the Equity Grant that becomes vested as a result of the foregoing shall be settled within 60 days following the Termination Date; and

6

(v)       subject to the Executive’s (A) timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and (B) continued copayment of premiums at the same level and cost to the Executive as if the Executive were an employee of the Company (excluding, for purposes of calculating cost, an employee’s ability to pay premiums with pre-tax dollars), continued participation in the Company’s group health plan (to the extent permitted under applicable law) that covers the Executive (and the Executive’s eligible dependents) for a period of 18 months following the Termination Date at the Company’s expense; provided that the Executive is eligible and remains eligible for COBRA coverage; provided, further, that the Company may modify the continuation coverage contemplated by this Section 4(d)(v) to the extent reasonably necessary to avoid the imposition of any excise taxes on the Company for failure to comply with the nondiscrimination requirements of the Patient Protection and Affordable Care Act of 2010, as amended, and/or the Health Care and Education Reconciliation Act of 2010, as amended (to the extent applicable), provided that (if doing so would not result in such an excise tax), the Executive will be provided with a lump sum cash benefit on the same payment schedule should such benefit be reduced as a result of this proviso; and provided, further, that if the Executive obtains other employment that offers substantially comparable group health benefits, such continuation of coverage by the Company under this Section 4(d)(iv) shall immediately cease (the payments described in clauses (ii) through (v), collectively, the “Severance Benefits”).

Payments and benefits provided in this Section 4(d) shall be in lieu of any termination or severance payments or benefits for which the Executive may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation.  Following the termination of the Executive’s employment by the Company without Cause or by the Executive for Good Reason during the Employment Term, except as set forth in this Section 4(d), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.

(e)          Termination by the Company without Cause; Termination by the Executive for Good Reason during the CIC Protection Period.  The Company may terminate the Executive’s employment without Cause with 30 days’ prior written notice, effective upon the date specified in such notice.  The Executive may terminate the Executive’s employment for Good Reason by providing the Company written notice in the manner set forth below.  In the event that during the Employment Term the Executive’s employment is terminated by the Company without Cause (other than due to the Executive’s death or Disability) or by the Executive for Good Reason, in each such case, during the CIC Protection Period (as defined below) (each, a “CIC Qualifying Termination”), and, in each case, subject to Section 4(g) (other than with respect to any Accrued Benefits, which are not subject to Section 4(g)), the Executive shall be entitled to all payments and benefits to which he would otherwise be entitled under Section 4(d) above at the time specified in Section 4(d) above, except that if the CIC Qualifying Termination occurs during the CIC Protection Period and the Change in Control is a “change in control event” as defined in Section 409A of the Internal Revenue Code, the amount described in Section 4(d)(ii) (or any remaining installment payments, if applicable) shall be payable in a lump sum within 60 days following the Termination Date (or the date of the Change in Control, if applicable).  The “CIC Protection Period” means the six months prior to and the 24-months immediately following a Change in Control.

7

Payments and benefits provided in this Section 4(e) (including by reference to Section 4(d)) shall be in lieu of any termination or severance payments or benefits for which the Executive may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation.  Following the termination of the Executive’s employment by the Company without Cause (other than death or Disability) or by the Executive for Good Reason, in each case, during the CIC Protection Period, except as set forth in this Section 4(e), the Executive will not be entitled to any other compensation and benefits.  For the avoidance of doubt, if the Executive’s employment terminates pursuant to this Section 4(e), there will be no duplication of benefits with respect to amounts set forth in Section 4(d).

(f)           Termination by the Executive without Good Reason.  The Executive may terminate the Executive’s employment without Good Reason by providing 30 days’ prior written notice to the Company.  The Company may, in its sole discretion, make the Termination Date effective earlier than specified in any notice date, so long as, during any waived portion of the notice period, the Company continues to (i) pay to the Executive the Base Salary and (ii) provide to the Executive the existing benefits in accordance with the terms of the applicable plans.  Upon the Executive’s voluntary termination of employment pursuant to this Section 4(f), the Executive shall be entitled to Accrued Benefits, and will only be entitled to retain any portion of the Equity Grant that vested prior to the Termination Date and is then-outstanding.  Following any such termination of the Executive’s employment, except as set forth in this Section 4(f), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.
(g)         Release of Claims; Continued Compliance.  Notwithstanding any provision herein to the contrary, the payment and provision of the Severance Benefits pursuant to Section 4(d) or Section 4(e), the payments set forth in Section 5, and any other payments/benefits set forth in Section 4(b) that are expressly conditioned upon this Section 4(g), (in each case, other than the Accrued Benefits) shall be conditioned upon the Executive’s execution, delivery to the Company, and non-revocation of a general release of claims in the form attached as Exhibit B (other than any changes thereto attributable to changes in applicable law) (the “Release”) (and the expiration of any revocation period contained in such Release) within 52 days following the Termination Date (or, if payments are being made pursuant to Section 5, the emergence date).  If the Executive fails to execute the Release in such a timely manner so as to permit any revocation period to expire prior to the end of such 52-day period, or timely revokes the Executive’s such release following its execution, the Executive shall not be entitled to any of the Severance Benefits or payments pursuant to Section 5, as applicable.  During such time that the Executive is receiving Severance Benefits pursuant to Section 4(d) or Section 4(e) or amounts under Section 5, if the Executive materially breaches any restrictive covenant set forth in Section 6 (and such breach is not cured, to the extent susceptible of cure (as determined in the Board’s good faith discretion), within 30 days following the Company’s written notice thereof to the Executive), the Executive’s right to receive or retain the Severance Benefits shall immediately cease and be forfeited.

(h)          No Offset.  In the event of termination of the Executive’s employment, the Executive shall be under no obligation to seek other employment, and there shall be no offset against amounts due to the Executive on account of any remuneration or benefits provided by any subsequent employment the Executive may obtain.  The Company’s obligation to make any payment pursuant to, and otherwise to perform its obligations under, this Agreement shall not be affected by any offset, counterclaim or other right that the Company or any other member of the Company Group may have against the Executive for any reason.

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5.         Pre-Employment Date Termination Event.  The Executive’s appointment as Executive Chairman shall become effective upon the Company’s emergence from chapter 11 bankruptcy without any further action by the Company.  However, in the event that the Executive does not assume the role of Executive Chairman upon the Company’s emergence from chapter 11 bankruptcy for any reason, other than (i) as a result of the Executive voluntarily informing the Board that he no longer intends to assume the position of Executive Chairman, (ii) a result of the Company revoking such appointment after determining the Executive has engaged in activity that would otherwise constitute Cause (as defined herein), or (iii) as a result of such appointment being prohibited under any legal, listing, regulatory or similar requirements, then, subject to Section 4(g), the Executive shall be entitled to:

(a)          the payment set forth in Section 4(d)(ii) (which amount shall be paid at the time set forth in Section 4(d), with the “Termination Date” for purposes of the foregoing to be deemed to be references to the emergence date);

(b)           the Sign-On Bonus, which amount shall be paid within ten (10) days following the emergence date; and

(c)          have an administrative claim in the Company’s chapter 11 case for the value of the Equity Grant that was not received, assuming the Equity Grant had been granted as of the Company’s emergence.

Except as set forth in this Section 5, the Executive shall have no further rights to any compensation or any other benefits under this Agreement in the event that he does not assume the role of Executive Chairman pursuant to the terms of this Section 5.

6.         Restrictive Covenants.  The Company and the Executive acknowledge and agree that during the Employment Term, the Executive will have access to and may assist in developing Confidential Information and will occupy a position of trust and confidence with respect to the affairs and business of the Company Group.  The Executive further acknowledges that (i) the Executive will perform services of a unique nature for the Company that are irreplaceable, and that the Executive’s performance of such services to a competing business will result in irreparable harm to the Company Group; (ii) the Executive will have access to Confidential Information that, if disclosed, would unfairly and inappropriately assist in competition against the Company Group; (iii) in the course of the Executive’s employment by, or other service with, a competitor, the Executive could use or disclose such Confidential Information; (iv) members of the Company Group have substantial relationships with their customers, and the Executive will have access to these customers; (v) the Executive will receive specialized training from the Company and other members of the Company Group; and (vi) the Executive will generate goodwill for the Company and other members of the Company Group in the course of the Executive’s employment/service.  Accordingly, the Executive agrees that the following obligations are necessary to preserve the confidential and proprietary nature of Confidential Information and to protect the Company Group against harmful solicitation of employees and customers, harmful competition and other actions by the Executive that would result in serious adverse consequences for the Company Group:

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(a)          Confidentiality.  Prior to the commencement of the Employment Term, the Company’s and the Executive’s obligations with respect to confidential information shall be governed by (1) the terms of the Observer Agreement and (2) paragraph 6 of the Final Wages Order. At all times during the Employment Term and thereafter, the Executive will not, directly or indirectly, use, make available, sell, copy, disseminate, transfer, communicate or otherwise disclose any Confidential Information, other than as authorized in writing by the Company or within the scope of the Executive’s duties with the Company as determined reasonably and in good faith by the Executive.  Anything herein to the contrary notwithstanding, the provisions of this Section 6(a) shall not apply to information that (i) was known to the public prior to its disclosure to the Executive; (ii) becomes generally known to the public subsequent to disclosure to the Executive through no wrongful act of the Executive or any representative of the Executive; or (iii) the Executive is required to disclose by applicable law, regulation or legal process (provided that the Executive provides the Company with prior notice of the contemplated disclosure and cooperates with the Company at its expense in seeking a protective order or other appropriate protection of such information).

(b)          Materials.  During the Employment Term, the Executive will use Confidential Information only for normal and customary use in the Company’s business, as determined reasonably and in good faith by the Company.  The Executive will return to the Company all Confidential Information and copies thereof and all other property of the Company or any other member of the Company Group at any time promptly following the request of the Company.  The Executive agrees to identify and return to the Company (or destroy) any copies of any Confidential Information after the Executive ceases to be employed by the Company.  Anything to the contrary notwithstanding, nothing in this Section 5 shall prevent the Executive from retaining a laptop (provided all Confidential Information has been removed), papers and other materials of a personal nature, including diaries, calendars and contact lists, information relating to the Executive’s compensation or relating to reimbursement of expenses, information that may be needed for tax purposes, and copies of plans, programs and agreements relating to the Executive’s employment.

(c)           Noncompetition; Nonsolicitation.

  (i)          During the Restricted Period, the Executive shall not, directly or indirectly, associate (including, but not limited to, association as a sole proprietor, owner, employer, partner, principal, investor, joint venturer, shareholder, associate, employee, member, consultant, contractor, director or otherwise) with any Competitive Enterprise; provided, however, that the Executive may (A) own, as a passive investor, securities of any such entity that has outstanding publicly traded securities, so long as the Executive’s direct or indirect holdings in any such entity shall not in the aggregate constitute more than 2% of the voting power of such entity, and (B) provide services to a portfolio company of a financial sponsor that does not constitute a Competitive Enterprise, irrespective of whether such financial sponsor owns other portfolio companies that do constitute Competitive Enterprises, so long as the Executive does not engage in or assist in the activities of any such portfolio company that is a Competitive Enterprise.  The Executive acknowledges that this covenant has a unique, very substantial and immeasurable value to the Company Group, that the Executive has sufficient assets and skills to provide a livelihood for the Executive while such covenant remains in force, and that, as a result of the foregoing, in the event that the Executive breaches such covenant, monetary damages would be an insufficient remedy for the Company and equitable enforcement of the covenant would be proper.

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  (ii)         During the Restricted Period, the Executive shall not solicit, entice, persuade or induce any individual who is employed or engaged by any member of the Company Group (or who was so employed or engaged within 12 months immediately preceding the Termination Date) to terminate or refrain from continuing such employment or engagement or to become employed by or enter into contractual relations with any other individual or entity other than a member of the Company Group, and the Executive shall not hire, directly or indirectly, on the Executive’s behalf or on behalf of any other person, as an employee, consultant or otherwise, any such person; provided, however, that the Executive will not be in breach of this Section 6(c)(ii) for (A) general solicitations not targeted at employees engaged with the Company Group and (B) responding to an unsolicited request to serve as a business reference for a former employee of the Company Group to the extent the Executive does not encourage the former employee to become employed by a person or entity that employs the Executive or with which the Executive is otherwise associated.

(d)          Mutual Nondisparagement.  The Executive agrees not to, at any time, disparage any member of the Company Group or any officer, director, or significant stakeholder of any member of the Company Group, other than in the good faith performance of the Executive’s duties to the Company while the Executive is providing services to the Company.  Following the Executive’s termination of employment, the Company shall not make any public statement disparaging the Executive and shall instruct the members of the Board and officers of the Company as of the Termination Date to refrain from disparaging the Executive.  The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).

(e)           Inventions during the Employment Term.

  (i)          The Executive acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, works of authorship and other work product, whether patentable or unpatentable, (A) that are reduced to practice, created, invented, designed, developed, contributed to or improved with the use of any Company resources and/or within the scope of the Executive’s work with the Company, or that relate to the business, operations or actual or demonstrably anticipated research or development of the Company, and that are made or conceived by the Executive, solely or jointly with others, during the Employment Term, or (B) suggested by any work that the Executive performs in connection with the Company, either while performing the Executive’s duties with the Company or on the Executive’s own time, in any such case, during the Employment Term shall belong exclusively to the Company (or its designee), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”).  The Executive will keep full and complete written records (the “Records”), in the manner prescribed by the Company, of all Inventions and will promptly disclose all Inventions completely and in writing to the Company.  The Records shall be the sole and exclusive property of the Company, and the Executive will surrender them promptly following the termination of the Employment Term, or promptly following the Company’s earlier written request.  The Executive irrevocably conveys, transfers and assigns to the Company the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the Employment Term, together with the right to file, in the Executive’s name or in the name of the Company (or its designee), applications for patents and equivalent rights (the “Applications”).  The Executive will, at any time during and subsequent to the Employment Term, make such applications, sign such papers, take all rightful oaths and perform all other acts as may be requested from time to time by the Company to perfect, record, enforce, protect, patent or register the Company’s rights in the Inventions, all without additional compensation to the Executive from the Company.  The Executive will also execute assignments to the Company (or its designee) of the Applications, and give the Company and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the Company’s benefit, all without additional compensation to the Executive from the Company, but entirely at the Company’s expense.

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  (ii)         In addition, the Inventions will be deemed “works made for hire,” as such term is defined under the copyright laws of the United States (“Work for Hire”), on behalf of the Company, and the Executive agrees that the Company will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to the Executive.  If the Inventions, or any portion thereof, are deemed not to be Work for Hire, or the rights in such Inventions do not otherwise automatically vest in the Company, the Executive hereby irrevocably conveys, transfers and assigns to the Company all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of the Executive’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom.  In addition, the Executive hereby waives any so-called “moral rights” with respect to the Inventions.  To the extent that the Executive has any rights in the results and proceeds of the Executive’s service to the Company that cannot be assigned in the manner described herein, the Executive agrees to unconditionally waive the enforcement of such rights.  The Executive hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to the Executive’s benefit by virtue of the Executive being an employee of or other service provider to the Company.

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  (iii)         18 U.S.C. § 1833(b) provides:  “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b).  Accordingly, the Parties to this Agreement have the right to disclose in confidence trade secrets to federal, state and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law.  The Parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

(f)          Conflicting Obligations and Rights.  During the Employment Term, the Executive agrees to inform the Company of any apparent conflicts between the Executive’s work for the Company and any obligations the Executive may have to preserve the confidentiality of another’s proprietary information or related materials before using the same on the Company’s behalf.  The Company shall receive such disclosures in confidence and consistent with the objectives of avoiding any conflict of obligations and rights or the appearance of any conflict of interest.

(g)          Reasonableness of Restrictive Covenants.  In signing this Agreement, the Executive gives the Company assurance that the Executive has carefully read and considered all of the terms and conditions of this Agreement, including the restraints imposed under this Section 6.  The Executive agrees that these restraints are necessary for the reasonable and proper protection of the Company and the other members of the Company Group and their Confidential Information, and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent the Executive from obtaining other suitable employment during the period in which the Executive is bound by the restraints.  The Executive acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company and the other members of the Company Group, and that the Executive has sufficient assets and skills to provide a livelihood while such covenants remain in force.  The Executive further covenants that the Executive will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 6.  It is also agreed that each member of the Company Group will have the right to enforce all of the Executive’s obligations to any other member of the Company Group under this Agreement, including without limitation pursuant to this Section 6.

(h)         Reformation.  If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 5 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the Parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

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(i)          Enforcement; Tolling.  The Executive acknowledges that in the event of any breach or threatened breach of this Section 6, the business interests of the Company and the other members of the Company Group will be irreparably injured, the full extent of the damages to the Company and the other members of the Company Group will be impossible to ascertain, monetary damages will not be an adequate remedy for the Company and the other members of the Company Group, and the Company will be entitled to enforce this Agreement by a temporary, preliminary and/or permanent injunction or other equitable relief, without the necessity of posting bond or security, which the Executive expressly waives.  The Executive understands that the Board may, in its discretion, waive some of the requirements expressed in this Agreement, but that such a waiver to be effective must be made in writing and should not in any way be deemed a waiver of the Company’s right to enforce any other requirements or provisions of this Agreement.  The Executive agrees that each of the Executive’s obligations specified in this Agreement with respect to the Employment Term is a separate and independent covenant and that the unenforceability of any of them shall not preclude the enforcement of any other covenants in this Agreement.  In the event of any violation of the provisions of Section 6(c), the Executive acknowledges and agrees that the Restricted Period shall be extended by a period of time equal to the period of such violation, it being the intention of the Parties hereto that the running of the Restricted Period shall be tolled during any period of such violation.

7.        Cooperation.  Upon the receipt of reasonable notice from the Company (including through outside counsel), the Executive agrees that, while employed by the Company during the Employment Term and for a period of 24 months thereafter (or, if the Executive’s service terminates pursuant to Section 5, for a period of 24 months following such termination of service), the Executive will respond and provide information with regard to matters in which the Executive has knowledge as a result of the Executive’s employment or service with the Company, and will, subject to his reasonable availability in light of other business and personal matters, provide reasonable assistance to the Company, other members of the Company Group and their respective representatives, in defense of any claims that may be made against the Company or any other member of the Company Group, and will assist the Company and other members of the Company Group in the prosecution of any claims that may be made by the Company or any other member of the Company Group, to the extent that such claims are based on facts occurring during the Executive’s employment with the Company (collectively, the “Claims”).  During the pendency of any litigation or other proceeding involving Claims, the Executive shall not communicate with anyone (other than the Executive’s attorneys and tax and/or financial advisors and except to the extent that the Executive determines in good faith is necessary in connection with the performance of the Executive’s duties hereunder) with respect to the facts or subject matter of any pending or potential litigation or regulatory or administrative proceeding involving the Company or any other member of the Company Group without giving prior written notice to the Company or the Company’s counsel.  Upon presentation of appropriate documentation, the Company shall pay or reimburse the Executive for all reasonable out-of-pocket travel, duplicating or telephonic expenses incurred by the Executive in complying with this Section 7.  The Company shall cooperate with the Executive on the timing and location of the Executive’s cooperation and use its good faith efforts to limit any travel or interference with the Executive’s other professional commitments.  In addition, following the Executive’s termination of employment, to the extent the Executive is not receiving any severance payments, the Executive shall be compensated for the time spent for such cooperation at an hourly rate based on no less than the Executive’s Base Salary at the rate in effect as of the Termination Date.

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8.         Indemnification.  Prior to the Employment Term, Executive will at all times continue to be covered by the D&O Insurance Policy.  During the Employment Term and thereafter, the Company agrees to indemnify and hold the Executive and the Executive’s heirs and representatives harmless, to the maximum extent permitted by law, against any and all damages, costs, liabilities, losses and expenses (including reasonable attorneys’ fees and legal expenses) as a result of any claim or proceeding (whether civil, criminal, administrative or investigative), or any threatened claim or proceeding (whether civil, criminal, administrative or investigative), against the Executive that arises out of or relates to the Executive’s service as an officer, director or employee, as the case may be, of the Company, or the Executive’s service in any such capacity or similar capacity with an affiliate of the Company or other entity at the request of the Company, and to promptly advance to the Executive or the Executive’s heirs or representatives such fees and expenses upon written request with appropriate documentation of such expense upon receipt of an undertaking by the Executive or on the Executive’s behalf to repay such amount if it shall ultimately be determined that the Executive is not entitled to be indemnified by the Company.  During the Employment Term and at all times thereafter during which the Executive may be subject to claims in respect of his service to the Company Group during the applicable coverage period, the Company also shall provide the Executive with coverage under its current directors’ and officers’ liability policy to the same extent that it provides such coverage to its other directors and executive officers.  If the Executive has any knowledge of any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, as to which the Executive may request indemnity under this provision, the Executive will give the Company prompt written notice thereof; provided that the failure to give such notice shall not affect the Executive’s right to indemnification.  The Company shall be entitled to assume the defense of any such proceeding and the Executive will use reasonable efforts to cooperate with such defense.  To the extent that the Executive in good faith determines that there is an actual or potential conflict of interest between the Company and the Executive in connection with the defense of a proceeding, the Executive shall so notify the Company and shall be entitled to separate representation at the Company’s expense by counsel selected by the Executive (provided that the Company may reasonably object to the selection of counsel within ten business days after notification thereof), which counsel shall cooperate, and coordinate the defense, with the Company’s counsel and minimize the expense of such separate representation to the extent consistent with the Executive’s separate defense.  This Section 8 shall continue in effect after the termination of the Executive’s employment with the Company or the termination of the Employment Term.

9.         Whistleblower Protection; Protected Activity.

(a)          Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall be interpreted so as to impede the Executive (or any other individual) from reporting possible violations of federal law or regulation to any governmental agency or entity, including, but not limited to, the Department of Justice, the Securities and Exchange Commission, Congress and any agency Inspector General, or making other disclosures under the whistleblower provisions of federal law or regulation.  The Executive does not need the prior authorization of the Company to make any such reports or disclosures, and the Executive shall not be required to notify the Company that such reports or disclosures have been made.

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(b)         The Executive hereby acknowledges and agrees that nothing in this Agreement shall in any way limit or prohibit the Executive from engaging for a lawful purpose in any Protected Activity.  For purposes of this Agreement, “Protected Activity” shall mean (i) filing a charge, complaint or report with, or otherwise communicating with, cooperating with or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Equal Employment Opportunity Commission, the Department of Labor, the Occupational Safety and Health Administration, and the National Labor Relations Board (the “Government Agencies”), or (ii) any rights the Executive may have under Section 7 of the National Labor Relations Act or equivalent state law to engage in concerted protected activity or to discuss the terms of employment or working conditions with or on behalf of coworkers, or to bring such issues to the attention of the Board at any time.  The Executive understands that in connection with such Protected Activity, the Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company.  Notwithstanding the foregoing, the Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Confidential Information to any parties other than the relevant Government Agencies.  The Executive further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications, and that any such disclosure without the Company’s written consent shall constitute a material breach of this Agreement.

10.       Notices.  All notices, demands, requests or other communications, which may be or are required to be given or made by any party to any other party pursuant to this Agreement, shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by e‑mail addressed as follows:

(i)	If to the Company:

Frontier Communications Corporation
401 Merritt 7
Norwalk, Connecticut 06851
Attention:  Board of Directors

(ii)	If to the Executive:

Address and personal email address last shown on the Company’s books and records

Each party may designate by notice in writing a new address or email address to which any notice, demand, request or communication may thereafter be so given, served or sent.  Each notice, demand, request or communication that shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, confirmation of e-mail transmission or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11.     Severability.  The provisions of this Agreement shall be deemed severable.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the Parties hereunder shall be enforceable to the fullest extent permitted by applicable law.  If any term or provision of this Agreement is found to be invalid or unenforceable by a final determination of a court of competent jurisdiction, the invalid or unenforceable term or provision hereof shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision hereof.

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12.       Survival.  It is the express intention and agreement of the Parties hereto that the provisions of Sections 6 through 22 shall survive the termination of employment of the Executive.  In addition, all obligations of the Company to make payments or provide compensation in any form to the Executive as outlined herein shall survive any termination of this Agreement subject to the terms and conditions set forth herein.

13.       No Assignments.  The rights and obligations of the Parties to this Agreement shall not be assignable or delegable, except that (a) in the event of the Executive’s death, the personal representative or legatees or distributees of the Executive’s estate, as the case may be, shall have the right to receive any amount owing and unpaid to the Executive hereunder relating to Executive’s service as Executive Chairman; and (b) the rights and obligations of the Company relating to Executive’s service as Executive Chairman hereunder shall be assignable and delegable in connection with any subsequent merger, consolidation, sale of all or substantially all of the assets or equity interests of the Company or similar transaction involving the Company or a successor corporation, and the Company’s chapter 11 plan.  The Company shall require any successor to the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

14.       Binding Effect.  Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon the Parties hereto and shall inure to the benefit of the Parties and their respective heirs, devisees, executors, administrators, legal representatives, successors and assigns.

15.       Amendments; Modifications; Waivers.  No provision of this Agreement may be amended, modified, waived or discharged, unless such amendment, modification, waiver or discharge is agreed to in writing and signed by the Executive and such officer or director of the Company as may be designated by (a) prior to the Employment Date, the board of directors of the Company and (b) on or after the Employment Date, the New Board.  For purposes of this Section 15, a “writing” shall not include facsimile or e-mail.  No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time unless such waiver specifically states that it is to be construed as a continuing waiver.

16.      Section Headings; Inconsistency.  Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.  In the event of any inconsistency between the terms of this Agreement and any form, award, plan or policy of the Company relating to Executive’s role as Executive Chairman, the terms of this Agreement shall govern and control, unless otherwise expressly provided.

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17.       Governing Law.  This Agreement, the rights and obligations of the Parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (but not including any choice of law rule thereof that would cause the laws of another jurisdiction to apply).

18.       Dispute Resolution.  During the pendency of the Company’s chapter 11 cases, any dispute arising out of or asserting breach of this Agreement or any statutory or common law claim relating to this Agreement or the termination thereof (including any tort or discrimination claim), shall be resolved by the Bankruptcy Court.  From and after the Employment Date, except for the rights to seek specific performance provided in Section 6, any other dispute arising out of or asserting breach of this Agreement, or any statutory or common law claim by the Executive under this Agreement or relating to the termination thereof (including any tort or discrimination claim), shall be exclusively resolved by binding statutory arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association.  Such arbitration process shall take place in Connecticut (or such other U.S. state as may be mutually agreed to by both the Company and the Executive).  A court of competent jurisdiction may enter judgment upon the arbitrator’s award.  All costs and expenses of arbitration (other than fees and disbursements of counsel) shall be borne by the Company.  Fees and disbursements of counsel shall be borne by the respective party incurring such costs and expenses.

19.     Entire Agreement; Advice of Counsel.  This Agreement constitutes the entire agreement between the Parties respecting the employment of the Executive as Executive Chairman, there being no representations, warranties or commitments relating thereto except as set forth herein, and supersedes and replaces all other agreements related to the subject matter hereof of except for the MIP and/or any future equity award offered by the Company and accepted by Executive.  The Executive acknowledges that, in connection with the Executive’s entry into this Agreement, the Executive was advised by an attorney of the Executive’s choice on the terms and conditions of this Agreement, including, without limitation, on the application of Code Section 409A on the payments and benefits payable or to be paid to the Executive hereunder.

20.       Counterparts.  This Agreement may be executed (including by e-mail with scan attachment) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21.       Withholding.  The Company shall be entitled to withhold from any and all amounts payable under this Agreement or otherwise such federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation, and all such payments shall be in amounts net of any such deductions or withholdings; provided that clause (3) of Section 3(d)(ii) shall apply with respect to any RSUs, PSUs or similar awards granted to the Executive by the Company.

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22.       Code Sections 409A and 280G.

(a)           Section 409A

(i)         General.  The intent of the Parties is that payments and benefits under this Agreement comply with, or be exempt from, Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively, “Code Section 409A”), and accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith or exempt therefrom.

(ii)        Separation from Service.  A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits that constitute “nonqualified deferred compensation” upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A, and for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If the Executive is deemed on the termination date to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall be made or provided at the date that is the earlier of (i) the expiration of the six-month period measured from the date of such “separation from service” of the Executive, and (ii) the date of the Executive’s death, to the extent required under Code Section 409A.  Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 22(a)(ii) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(iii)        Reimbursements and In-Kind Benefits.  To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Code Section 409A, (i) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (ii) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(iv)        Installment Payments.  For purposes of Code Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(v)         No Offset.  Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Code Section 409A be subject to offset by any other amount unless otherwise permitted by Code Section 409A.

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(vi)        No Assurances.  Notwithstanding the foregoing, the Executive will be solely responsible for the satisfaction of all taxes and penalties that may be imposed on him in connection with any payments made pursuant to this Agreement, and neither the Company nor any of its affiliates or successors shall have any obligation to indemnify or otherwise hold the Executive harmless from any or all such taxes or penalties.

(b)           Section 280G.

(i)          If any payment or benefit the Executive will or may receive from the Company or any of its Affiliates under this Agreement or otherwise (a “280G Payment”) would (x) constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”), and (y) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then each such 280G Payment (collectively, the “Payments”) shall be reduced to the extent necessary for the Payments to equal, in the aggregate, the Reduced Amount.  The “Reduced Amount” shall be either (1) the largest portion of the Payments that would result in no Excise Tax on the Payments (after reduction), or (2) the total Payments, whichever amount (i.e., the amount determined by clause (1) or by clause (2)), after taking into account all applicable federal, state, and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Executive’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payments may be subject to the Excise Tax.  If a reduction in the Payments is required pursuant to the preceding sentence and the Reduced Amount is determined pursuant to clause (1) of the preceding sentence, the reduction shall occur in the manner (the “Reduction Method”) that results in the greatest economic benefit for Executive.  If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata (the “Pro Rata Reduction Method”).

(ii)         Notwithstanding any provision of Section 22(b)(i) to the contrary, if the Reduction Method or the Pro Rata Reduction Method would cause any portion of the Payments to be subject to taxes pursuant to Section 409A, and any state law of similar effect that would not otherwise be subject to taxes pursuant to Section 409A, then the Reduction Method and/or the Pro Rata Reduction Method, as the case may be, shall be modified so as to avoid the imposition of taxes pursuant to Code Section 409A as follows:  (x) as a first priority, the modification shall preserve to the greatest extent possible, the greatest economic benefit for Executive as determined on an after-tax basis; (y) as a second priority, Payments that are contingent on future events shall be reduced (or eliminated) before Payments that are not contingent on future events; and (z) as a third priority, Payments that are “deferred compensation” within the meaning of Section 409A shall be reduced (or eliminated) before Payments that are not deferred compensation within the meaning of Section 409A.

(iii)        The Company shall appoint a nationally recognized accounting firm, law firm or consultancy to make the determinations required by this Section 22(b) and shall, to the extent consistent with Section 280G of the Code, all reductions to the value of payments that might otherwise qualify as a “parachute payments” under such Section (including the value of noncompetition restrictions and reasonable compensation for pre-and post-change in control services).  The Company shall bear all expenses with respect to the determinations by such accounting firm, law firm or consultancy required to be made hereunder.

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23.       Definitions.

“Affiliate” means any entity controlled by, in control of, or under common control with, the Company.

“Cause” means (a) the Executive’s willful and continued failure (other than as a result of physical or mental illness or injury) to perform the Executive’s material duties to the Company Group (it being understood that actions taken by Executive in good faith and in furtherance of the best interests of the Company will not be deemed to be willful for this purpose), which continues beyond 10 business days after a written demand for substantial performance is delivered to the Executive by the Board (which demand shall identify and describe such failure with sufficient specificity to allow the Executive to respond); (b) willful or intentional conduct that causes material and demonstrable injury, monetarily or otherwise, to the Company, which is not cured within 10 business days after written notice of the conduct is delivered to the Executive by the Company (which notice shall identify and describe such conduct with sufficient specificity to allow the Executive to respond); (c) conviction of, or a plea of guilty or nolo contendere to, a crime constituting a felony under the laws of the United States or any state thereof, or a misdemeanor involving moral turpitude; (d) a material violation of the Company’s code of conduct (which shall have been provided to the Executive), subject to reasonable notice and opportunity (and, in any event, at least 10 business days from when written notice of the violation is delivered to the Executive by the Company (which notice shall identify and describe such violation with sufficient specificity to allow the Executive to respond)) to cure (if curable, without being inconsistent with the interests of the Company, as reasonably determined in good faith by the Board); or (e) the Executive’s material breach of this Agreement or any other material agreement with the Company, which is not cured within 10 business days after written notice of the breach is delivered to the Executive by the Company (which notice shall identify and describe such breach with sufficient specificity to allow the Executive to respond).

“Change in Control” shall have the meaning set forth in the Company’s 2017 Equity Incentive Plan; provided that neither the Company’s emergence from chapter 11 bankruptcy nor the consummation of any transactions related thereto shall be deemed to be a Change in Control.  Upon adoption of the MIP, this Agreement shall be amended to conform the definition of Change in Control set forth herein with the definition included in the MIP.

“Company Group” means the Company and each of its Subsidiaries.

“Competitive Enterprise” means a business enterprise that engages in, or owns or controls a significant interest in any entity that engages in, the primary business of the Company Group in the United States of America.

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“Confidential Information” means all non-public information concerning trade secrets, know-how, software, developments, inventions, processes, technology, designs, financial data, strategic business plans or any proprietary or confidential information, documents or materials in any form or media, including any of the foregoing relating to research, operations, finances, current and proposed products and services, vendors, customers, advertising and marketing, and other non-public, proprietary, and confidential information of the Company Group.  Notwithstanding anything to the contrary contained herein, the general skills, knowledge and experience gained during the Executive’s service with the Company, information publicly available or generally known within the industry or trade in which the Company competes and information or knowledge possessed by the Executive prior to the Executive’s commencement of employment with the Company, shall not be considered Confidential Information.

“Disability” means becoming eligible for long-term disability payments under the Company’s Long-Term Disability program.

“Final Wages Order” means the Final Order Authorizing the Debtors to (I) Pay Prepetition Employee Wages, Salaries, Other Compensation, and Reimbursement of Employee Expenses and (II) Continue Employee Benefits Programs, entered by the Bankruptcy Court in the Chapter 11 Cases on May 26, 2020 [Docket No. 365].”

“Good Reason” means, during the Employment Term, unless otherwise consented to in writing by the Executive, (a) a material diminution in the Executive’s Base Salary or target Annual Bonus opportunity (other than an across-the-board reduction of not more than 10% that impacts all similarly situated senior executives of the Company equally); (b) any material diminution in the Executive’s position, authority or responsibilities set forth herein or on Exhibit A (except for diminutions that are the result of prohibitions under any legal, listing, regulatory or similar requirements); (c) the New Board’s failure to make the Equity Grant within 120 days following the date of the Company’s emergence from chapter 11 bankruptcy; (d) the Company’s material breach of this Agreement or any other material agreement with the Executive (including a requirement that the Executive report to any person other than the Board); (e) on or following a Change in Control, the Executive ceasing to be an executive chairman who reports directly to the board of directors of a public company; or (f) upon a Change in Control, a successor to the Company failing to expressly assume this Agreement.  Notwithstanding the foregoing, a resignation will only qualify as being for “Good Reason” if, within 60 days following the initial existence of a condition listed above (or, if later, the time at which the Executive knew or reasonably should have known of its existence), the Executive provides notice to the Company of the existence of a supposedly qualifying condition and the related circumstances that cause it to qualify, and within 30 days after such notice, the Company does not remedy the condition and, within 60 days following the Company’s failure to remedy the condition, the Executive actually resigns from employment with the Company.

“Restricted Period” means the period commencing on the Employment Date and ending 12 months following the termination of the Executive’s employment with the Company, or, if the Employment Term does not commence and the Executive’s service terminates pursuant to Section 5 of this Agreement, Restricted Period will mean the 12 months following the date of such termination.

“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

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24.       Legal Fees.  The Company will cover any attorneys’ fees incurred by Executive in connection with the negotiation and preparation of this Agreement and any related agreements, in an amount not to exceed $20,000, payable within fifteen (15) days of the Executive submitting reasonable documentation of such fees.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement, or have caused this Agreement to be duly executed and delivered on their behalf.

FRONTIER COMMUNICATIONS CORPORATION

By:
Name:
Title:
Date:	[__________]

EXECUTIVE

By:
Name: John Stratton
Date:	[__________]

[Signature Page to Employment Agreement]

EXHIBIT A

Executive Chairman Duties and Responsibilities
Duties/Responsibilities

o	Internal Leadership

o	Provide daily input on overall strategic direction of the organization, including working with the CEO on developing the strategic plan

o	Work with the CEO on developing the annual budget

o	Consult with the CEO and senior management on day to day operations

o	Act as a liaison between senior management and the Board by keeping the Board updated on developments that occur between meetings

o	Ensure smooth working relationship between and among individual senior management team members and facilitate conversations and provide guidance and mentorship as necessary

o	Assist in hiring and retaining a best-in-class senior management team

o	External Communications

o	Support the CEO in developing and maintaining relationships with clients and vendors

o	In coordination with the CEO, develop an active role in communicating with shareholders, financial institutions and other key stakeholders

o	Where applicable, serve as the primary point of contact with regulatory and government officials

Board Governance

o	Lead the Board in its deliberation and decision making process

o	Preside over meetings of the Board and annual and special meetings of shareholders

o	Organize the meeting schedules and agendas of the Board

o	Work with the Board and its respective committees to interview and evaluate prospective board/committee candidates

o	Consult with the nominating/corporate governance committee regarding the Board’s self-assessment and evaluation processes

A-1

EXHIBIT B

GENERAL RELEASE

I, John Stratton, in consideration of and subject to the performance by Frontier Communications Corporation (together with its subsidiaries, the “Company”), of its obligations under the Employment Agreement, dated as of February [17], 2021 (the “Agreement”), do hereby release and forever discharge, as of the date hereof, the Company and its Subsidiaries and Affiliates and all of their respective present, former and future managers, directors, officers, stakeholders, employees, successors and assigns of the Company and its Subsidiaries and Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder.  Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.
My service with the Company terminated as of [________], and I hereby resign from any position as an officer, member of the board of managers or directors (as applicable) or fiduciary of the Company or any other member of the Company Group (or reaffirm any such resignation that may have already occurred).  I understand that any payments or benefits paid or granted to me under [Section 4]/[Section 5] of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive the payments and benefits specified in [Section 4/Section 5] of the Agreement, unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter.  I understand and agree that such payments and benefits are subject to Sections 6 and 7 of the Agreement, which (as noted below) expressly survive my termination of service and the execution of this General Release.  Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.
Except as provided in paragraphs 4 and 5 below, I knowingly and voluntarily (for myself and my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter‑claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date on which I execute this General Release) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties, which I, my spouse, or any of my heirs, executors, administrators or assigns may have, which arise out of or are connected with my service with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”).

B-1

3.	I represent that I have made no assignment or transfer of any right, claim, demand, cause of action or other matter covered by paragraph 2 above.

4.
I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 that arise after the date I execute this General Release.  I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.
I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay and any form of injunctive relief.  Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.  Additionally, I am not waiving (a) any right to the Accrued Benefits, the Sign-On Bonus or any Severance Benefits to which I am entitled under the Agreement, (b) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents, the Agreement, my indemnification agreement or otherwise, or (c) my rights as an equity or security holder in the Company or its Affiliates that exist pursuant to the terms of the applicable agreement(s) or applicable law.

6.
In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied.  I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied.  I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement.  I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law.  I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

B-2

7.
I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.
I agree that I will forfeit all Severance Benefits payable by the Company pursuant to the Agreement and any other amounts payable by the Company pursuant to the Agreement that are subject to the effectiveness of this General Release if I challenge the validity of this General Release.  I also agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys’ fees, and return all payments received by me pursuant to the Agreement on or after the termination of my employment.

9.
I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone.  The Company agrees to disclose any such information only to any tax, legal or other counsel of the Company as required by law.  The foregoing shall to apply to the extent this General Release (or the form thereof) is required to be included in any public filing of the Company.

10.
Any nondisclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD) or any other self‑regulatory organization or governmental entity or otherwise limit the scope of any protections that may apply to me under any applicable whistleblower laws.

11.	I hereby acknowledge that Sections 6 through 22 of the Agreement shall survive my execution of this General Release.

12.
I represent that I am not aware of any claim by me other than the claims that are released by this General Release.  I acknowledge that I may hereafter discover claims or facts in addition to or different than those that I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and that, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

13.
Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

B-3

14.
Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(i)	I HAVE READ IT CAREFULLY;

(ii)
I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING, BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(iii)	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(iv)	I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(v)
I HAVE HAD AT LEAST [21] / [45] DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED [21] / [45]‑DAY PERIOD;

(vi)	I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

(vii)	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

(viii)	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

SIGNED:	DATED:

B-4

EXHIBIT C

Board Resolutions

RESOLUTIONS OF THE BOARD OF DIRECTORS
OF FRONTIER COMMUNICATIONS CORPORATION

February 17, 2021

Executive Chairman Employment Agreement

WHEREAS, at a meeting of the board of directors (the “Board”) of Frontier Communications Corporation (the “Company”), duly held on February 17, 2021 (the “Board Meeting”), the Board has reviewed with advisors and certain members of management next steps with respect to the appointment of Board Observer John Stratton as Executive Chairman of the board of directors (the “New Frontier Board”) of the new ultimate parent (the “New Frontier Parent”) of the entity that will acquire all of the Company’s and the other debtors’ assets and operations upon the Company’s emergence from chapter 11;

WHEREAS, the Company is in receipt of a written letter detailing the desire of the ad hoc groups holding over 80% of the Company’s senior unsecured notes (which holders shall serve as holders of a substantial majority of New Frontier Parent’s equity upon the Company’s emergence from chapter 11) (the “Noteholder Groups”) for the Board to approve entry into an employment agreement with Mr. Stratton (the “Employment Agreement”), attached hereto as Exhibit A;

WHEREAS, the Board’s advisors have presented to the Board an Executive Chairman analysis conducted by Longnecker & Associates, the Noteholder Groups’ executive compensation consultant;

WHEREAS, the Board has considered the expressed preferences of the Noteholder Groups regarding the process for transitioning Mr. Stratton into the role of Executive Chairman of the New Frontier Board upon the Company’s emergence from chapter 11, including execution of the Employment Agreement;

WHEREAS, the Board has been presented with and evaluated additional materials, including a side-by-side comparison of Mr. Stratton’s proposed employment terms to the employment terms for the Company’s future Chief Executive Officer; and

WHEREAS, the Employment Agreement has been agreed to between Mr. Stratton and the Noteholder Groups and presented to the Board for review.

NOW, THEREFORE, BE IT:

RESOLVED, that the form, terms, and provisions of the Employment Agreement, in the form attached hereto as Exhibit A, are hereby approved and adopted in all respects and that management is authorized to enter into the Employment Agreement; and

RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed to take all such further actions, or cause all such further actions to be taken, and to execute and deliver all such further agreements, instruments and documents, in the name and on behalf of the Company and under its corporate seal or otherwise, as in the determination of such proper officer or officers shall be necessary, proper, or advisable to fully carry out the intent and accomplish the purposes of the foregoing resolutions, and that all such actions heretofore taken by any proper officer of the Company be, and they hereby are, ratified.

General Resolutions

NOW, THEREFORE, BE IT:

RESOLVED, that the Board hereby adopts, as if expressly set forth herein, the form of any resolution required by any authority to be filed in connection with the foregoing if (i) in the opinion of the officers of the Company executing the same, the adoption of such resolutions is necessary or desirable and (ii) the Secretary of the Company evidences such adoption by inserting in the minutes of this meeting copies of such resolutions, which will thereupon be deemed to be adopted by the Board with the same force and effect as if presented at this Board Meeting; and

RESOLVED, that any actions taken by such officers prior to the date of the foregoing resolutions that are within the authority conferred hereby are hereby ratified, confirmed, and approved as the act and deed of the Company.

2

EXHIBIT A

Employment Agreement

Execution Version

EXECUTIVE CHAIRMAN AGREEMENT

This EXECUTIVE CHAIRMAN AGREEMENT (this “Agreement”) is entered into as of [_____] (the “Agreement Effective Date”), by and between Frontier Communications Corporation, a Delaware corporation (the “Company”), and John Stratton (the “Executive”) (collectively the “Parties”).  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in Section 23.

WHEREAS, the Company and the Executive desire to enter into this Agreement to set forth the terms and conditions for the Executive’s employment as Executive Chairman of the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.         Interim Term.

(a)          During the period commencing on the Agreement Effective Date and ending on the day immediately prior to the Employment Date (as defined below) (such period, the “Interim Term”), the Executive shall continue to serve as an observer to the Board of Directors of the Company (the “Board”) pursuant to the Board Observer Agreement, dated as of May 8, 2020 (the “Observer Agreement”), and his service as an observer during the Interim Term will be governed by the terms of the Observer Agreement and any applicable orders entered in the Company’s chapter 11 cases.

(b)           Notwithstanding anything to the contrary contained herein, neither the Executive’s entry into this Agreement nor any termination of this Agreement will reduce, impair or modify Executive’s entitlement to receive the Board observer fees in accordance with the terms of the Observer Agreement, the Final Wages Order and the Plan of Reorganization in connection with his service as a Board observer before the occurrence of the Employment Date (as defined below) (including, without limitation, during the Interim Period).

2.         Employment Term.

(a)          Without further action on behalf of the Company, the Executive’s appointment as Executive Chairman of the post-emergence Board of Directors of the Company (the “New Board”) shall become effective upon the Company’s emergence from chapter 11 bankruptcy (such date, the “Employment Date”).

(b)          Commencing as of the Employment Date, the Company agrees to employ the Executive in the role of Executive Chairman of the Company, and the Executive agrees to be so employed, pursuant to the terms of this Agreement.  The period of time between the Employment Date and the termination of the Executive’s employment hereunder is referred to herein as the “Employment Term.”  Upon any termination of the Executive’s employment with the Company, the Executive shall be deemed to have resigned from all positions with the Company and all of its subsidiaries, unless otherwise agreed to by the Parties in writing.

(c)         In his role as Executive Chairman during the Employment Term, the Executive shall have the duties, authorities and responsibilities set forth on Exhibit A, and such other duties, authorities and responsibilities as the New Board may designate from time to time that are consistent with the Executive’s position as Executive Chairman.  The Executive shall report directly to the full New Board and will have the authority to direct and supervise the Company’s executive officers.  The Company shall continue to nominate the Executive for re-election as Executive Chairman of the New Board at all times during the Employment Term; provided that the foregoing shall not be required to the extent prohibited by legal, listing, regulatory or similar requirements.

(d)           During the Employment Term, the Executive shall devote the majority (i.e., no less than 66.66%) of the Executive’s business time and efforts to the performance of the Executive’s duties hereunder as Executive Chairman and the advancement of the business and affairs of the Company.  The Executive will resign from all other for-profit boards of directors on which he serves as of the Employment Date; provided that the Executive shall be entitled to:  (i) continue to serve on the board of directors of (x) Abbott Labs, (y) General Dynamics and (z) SubCom, LLC, except that Executive hereby agrees to resign from such position(s) in the event that such service in any way results in a conflict of interest with respect to his role with the Company or materially interferes with the performance of the Executive’s duties and responsibilities hereunder, (ii) serve on civic, charitable, educational, religious, public interest or public service boards, and (iii) manage the Executive’s personal and family investments, in each case, to the extent such activities do not materially interfere, individually or in the aggregate, with the performance of the Executive’s duties and responsibilities hereunder.  For the avoidance of doubt, during the Employment Term, the Executive shall not be permitted to serve on any for-profit boards of directors in any capacity (other than those specified in the preceding subsection (i)) without the prior written consent of the New Board.

3.         Compensation and Benefits during the Employment Term.

(a)          Base Salary.  During the Employment Term, the Company shall pay to the Executive a base salary at an annual rate of not less than $1,000,000, in substantially equal installments in accordance with the regular payroll practices of the Company, but not less frequently than bi-monthly.  The base salary will be pro-rated for any year in which the Executive is not employed by the Company for a full calendar year.  The Executive’s base salary shall be subject to annual review by the New Board or the Compensation Committee of the New Board (the “Committee”), and may be increased, but not decreased, from time to time by the New Board or the Committee.  The base salary as determined herein and increased (if applicable) from time to time shall constitute “Base Salary” for purposes of this Agreement.

(b)          Annual Bonus.  With respect to each calendar year ending during the Employment Term commencing with the 2021 calendar year, the Executive will be eligible to earn a bonus with a target annual bonus opportunity equal to 200% of Base Salary (the “Target Annual Bonus”) (with a maximum annual bonus opportunity equal to 250% of Base Salary), with the amount earned to be based on achievement of the financial or individual performance goals and factors as determined by the New Board or the Committee, after consultation with the Executive, that are generally consistent with the program for other senior executives of the Company (the “Annual Bonus”).  The New Board or the Committee will establish a threshold Annual Bonus opportunity equal to a percentage of the Executive’s Base Salary (which will correspond to the “threshold” performance level established for the applicable year), which opportunity will be generally consistent with the threshold Annual Bonus opportunity established for other senior executives of the Company for the applicable year.  For the avoidance of doubt, for calendar year 2021, no pro-ration for time served shall apply with respect to the Annual Bonus.  Any Annual Bonus shall be payable at the same time or time(s) that annual bonuses are paid to senior executives of the Company generally, but in no event later than March 15th of the calendar year following the calendar year to which such Annual Bonus relates.

(c)          Executive Chair Sign-On Bonus.  The Company shall pay the Executive a cash sign-on bonus of $3,000,000, less any amounts paid to (or payable to) the Executive under the Observer Agreement in respect of his role as an observer (less applicable taxes and withholdings, the “Sign-On Bonus”).  The Sign-On Bonus shall be paid within ten (10) days following the Employment Date, so long as the Executive has not resigned without Good Reason or been terminated by the Company for Cause prior to the payment date.

(d)           Long-Term Incentive Compensation.

  (i)        The Executive will be a participant in the reorganized Company’s post-emergence management incentive plan (the “MIP”) during the Employment Term, and the Executive will receive a long-term compensation award having a grant date value equal to 1% of the value of the Company’s common equity on emergence (the “Equity Grant”).  Of the Equity Grant, 1/3rd will be time-based restricted stock units (“RSUs”) and 2/3rds will be performance-based stock units (“PSUs”).  The performance goals applicable to the PSUs will be determined by the New Board or the Compensation Committee, after consultation with the Executive, and will be generally consistent with the goals established for other senior executives of the Company who receive performance awards under the MIP.  RSUs will vest in three equal annual installments on each of the first three anniversaries of the Employment Date, in each case, subject to the other terms and conditions set forth in the MIP and the applicable award agreements.  The PSUs will be eligible to vest based on performance over a three-year period, subject to the other terms and conditions set forth in the MIP and the applicable award agreement(s).

  (ii)          The following terms will apply with respect to the Equity Grant and any other long-term incentive awards granted to the Executive from time to time:

  (1)          in the event of a Change in Control, the MIP and/or the applicable award agreement(s) governing the Equity Grant will provide for treatment upon such Change in Control that is consistent with prevailing market practices as determined by the New Board or Committee reasonably and in good faith following consultation with the Executive;

  (2)         if the Executive becomes subject to any stock ownership guidelines implemented by the Company, such ownership guidelines will provide for no less than five years following the Employment Date for Executive to reach compliance with such guidelines (without penalty or interim obligations prior to such compliance deadline); and

  (3)         the Executive may elect to satisfy his applicable tax liability with respect to equity-based awards under the MIP (calculated at up to the statutory maximum rate, if so elected by the Executive) through net settlement (taking into account any liquidity concerns raised by the New Board at the time of settlement) or pursuant to a broker-assisted “sell-to-cover” transaction that is either outside of an applicable blackout window under the Company’s insider trading policy (if applicable) or pursuant to a pre-approved 10b5-1 trading plan).

(e)         Benefit Plans.  During the Employment Term, the Executive shall be entitled to participate in any employee benefit plans and programs that the Company has adopted or may adopt, maintain or contribute to for the benefit of its senior executives (or employees generally, if senior executives are eligible to participate in such plan); provided, that the Executive will not be eligible to participate in any broad-based annual bonus programs established for non-executive level employees or any severance plans maintained by the Company.  The Executive’s participation will be subject to the terms of the applicable plan documents and generally applicable Company policies.  Notwithstanding the foregoing, the Company may modify or terminate any employee benefit plan at any time.

(f)          Paid Time Off.  During the Employment Term, the Executive shall be entitled to four weeks of paid time off per calendar year (prorated for any partial years of employment), in accordance with the Company’s policy on accrual and use as in effect from time to time.  Paid time off may be taken at such times and intervals as the Executive reasonably determines, subject to the Company’s business needs.

(g)          Business Expenses.  During the Employment Term, the Executive will be authorized to incur reasonable business expenses in carrying out the Executive’s duties and responsibilities to the Company.  The Executive shall be promptly reimbursed for all reasonable out-of-pocket business expenses incurred and paid by the Executive during the Employment Term, subject to and in accordance with the Company’s expense reimbursement policy as in effect from time to time.

4.         Termination of Employment during Employment Term; Severance.

(a)          General.  The Executive’s employment shall commence on the Employment Date and shall terminate (and the Employment Term shall terminate) upon the earliest to occur of (i) the Executive’s death, (ii) a termination by the Company due to the Executive’s Disability, (iii) a termination by the Company with or without Cause, and (iv) a termination by the Executive with or without Good Reason (the date of such termination, the “Termination Date”).

(b)        Termination Due to the Executive’s Death or Disability.  The Executive’s employment shall terminate (and the Employment Term shall terminate) automatically upon the Executive’s death.  The Company may terminate the Executive’s employment and the Employment Term immediately upon the occurrence of the Executive’s Disability, with such termination to be effective upon the Executive’s receipt of written notice of such termination.  Upon a termination of the Executive’s employment and the Employment Term due to the Executive’s death or Disability, in each case during the Employment Term, the Executive’s estate or the Executive, as applicable, shall be entitled to the following:

(i)         payment of any earned but unpaid Base Salary and any accrued but unused paid time off (if any), in each case, through the Termination Date, to be paid no later than 60 days following the Termination Date (or such earlier date as may be required by applicable law);

(ii)         reimbursement for any unreimbursed business expenses incurred during the Employment Term through the Termination Date, in accordance with Section 3(g);

(iii)       all other payments, benefits or fringe benefits to which the Executive shall be entitled in respect of his role as Executive Chairman under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant or this Agreement, payable in accordance therewith;

(iv)        any accrued but unpaid Annual Bonus due with respect to any calendar year preceding the calendar year in which the Termination Date occurs, which amount shall be paid in accordance with Section 3(b), to be paid by the deadline set forth in the last sentence of Section 3(b) (collectively, clauses (i) through (iv), the “Accrued Benefits”);

(v)          the Sign-On Bonus (if not previously paid) (to be paid within 10 days following the Termination Date);

(vi)        a pro rata portion of any Annual Bonus payable in respect of the calendar year in which the Termination Date occurs, determined by multiplying (A) the actual amount of such Annual Bonus that the Executive would have received had the Executive’s employment not so terminated (disregarding any individual performance factors and proportionately increasing the weighting of any Company performance metrics, if applicable), by (B) a fraction, the numerator of which is the number of days during the applicable calendar year that the Executive was employed with the Company, and the denominator of which is the total number of calendar days during the applicable calendar year, which pro rata portion shall be paid at the time annual bonuses are paid to senior executives of the Company generally for such calendar year, as set forth in Section 3(b) (the “Pro Rata Annual Bonus”); and

(vii)       with respect to the Equity Grant, subject to Section 4(g), (x) any unvested RSUs that are outstanding as of immediately prior to the Termination Date shall become vested, and (y) any PSUs that are outstanding as of immediately prior to the Termination Date shall become vested based on “target” level achievement of the applicable performance goals; provided that the portion of the Equity Grant that becomes vested as a result of the foregoing shall be settled within 60 days following the Termination Date.

Following a termination of the Executive’s employment due to death or Disability, except as set forth in this Section 4(b), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.

(c)          Termination by the Company for Cause.  The Company may terminate the Executive’s employment at any time during the Employment Term for Cause, effective upon delivery to the Executive of written notice of such termination.  If the Executive’s employment is terminated by the Company for Cause, the Executive shall be entitled only to the Accrued Benefits (but excluding any amount provided for under Section 4(b)(iv)).  Following the termination of the Executive’s employment by the Company for Cause, except as set forth in this Section 4(c), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.

(d)          Termination by the Company without Cause; Termination by the Executive for Good Reason.  During the Employment Term, the Company may terminate the Executive’s employment without Cause with 30 days’ prior written notice, effective upon the date specified in such notice.  The Executive may terminate the Executive’s employment for Good Reason by providing the Company written notice in the manner set forth below.  In the event that during the Employment Term the Executive’s employment is terminated by the Company without Cause (other than due to the Executive’s death or Disability), or by the Executive for Good Reason, in each case, subject to Section 4(g) (other than with respect to any Accrued Benefits, which are not subject to Section 4(g)), the Executive shall be entitled to:

(i)          the Accrued Benefits and, to the extent not previously paid, the Sign-On Bonus (to be paid within 10 days following the Termination Date);

(ii)        an amount in cash equal to two-times the sum of (i) the Executive’s Base Salary (without giving effect to any reduction or series of reductions giving rise to Good Reason) plus (ii) Target Annual Bonus (without giving effect to any reduction or series of reductions giving rise to Good Reason), payable in substantially equal monthly installments over the 24-month period following the Termination Date; provided, however, that the first such payment shall not be made until the first payroll date following the date on which the Release (as defined below) becomes non-revocable pursuant to Section 4(g) and such first payment shall include any amounts that would otherwise have been payable between the Termination Date and the date of such first payment; and provided, further, that if the period that the Executive has to consider and revoke the Release pursuant to Section 4(g) commences in one calendar year and ends in a subsequent calendar year, then the first such payment shall not be made until the second calendar year;

(iii)        the Pro Rata Annual Bonus (if any);

(iv)        with respect to the Equity Grant, (x) any unvested RSUs that are outstanding as of immediately prior to the Termination Date shall become vested, and (y) any PSUs that are outstanding as of immediately prior to the Termination Date shall become vested based on “target” level achievement of the applicable performance goals; provided, that the portion of the Equity Grant that becomes vested as a result of the foregoing shall be settled within 60 days following the Termination Date; and

(v)       subject to the Executive’s (A) timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and (B) continued copayment of premiums at the same level and cost to the Executive as if the Executive were an employee of the Company (excluding, for purposes of calculating cost, an employee’s ability to pay premiums with pre-tax dollars), continued participation in the Company’s group health plan (to the extent permitted under applicable law) that covers the Executive (and the Executive’s eligible dependents) for a period of 18 months following the Termination Date at the Company’s expense; provided that the Executive is eligible and remains eligible for COBRA coverage; provided, further, that the Company may modify the continuation coverage contemplated by this Section 4(d)(v) to the extent reasonably necessary to avoid the imposition of any excise taxes on the Company for failure to comply with the nondiscrimination requirements of the Patient Protection and Affordable Care Act of 2010, as amended, and/or the Health Care and Education Reconciliation Act of 2010, as amended (to the extent applicable), provided that (if doing so would not result in such an excise tax), the Executive will be provided with a lump sum cash benefit on the same payment schedule should such benefit be reduced as a result of this proviso; and provided, further, that if the Executive obtains other employment that offers substantially comparable group health benefits, such continuation of coverage by the Company under this Section 4(d)(iv) shall immediately cease (the payments described in clauses (ii) through (v), collectively, the “Severance Benefits”).

Payments and benefits provided in this Section 4(d) shall be in lieu of any termination or severance payments or benefits for which the Executive may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation.  Following the termination of the Executive’s employment by the Company without Cause or by the Executive for Good Reason during the Employment Term, except as set forth in this Section 4(d), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.

(e)          Termination by the Company without Cause; Termination by the Executive for Good Reason during the CIC Protection Period.  The Company may terminate the Executive’s employment without Cause with 30 days’ prior written notice, effective upon the date specified in such notice.  The Executive may terminate the Executive’s employment for Good Reason by providing the Company written notice in the manner set forth below.  In the event that during the Employment Term the Executive’s employment is terminated by the Company without Cause (other than due to the Executive’s death or Disability) or by the Executive for Good Reason, in each such case, during the CIC Protection Period (as defined below) (each, a “CIC Qualifying Termination”), and, in each case, subject to Section 4(g) (other than with respect to any Accrued Benefits, which are not subject to Section 4(g)), the Executive shall be entitled to all payments and benefits to which he would otherwise be entitled under Section 4(d) above at the time specified in Section 4(d) above, except that if the CIC Qualifying Termination occurs during the CIC Protection Period and the Change in Control is a “change in control event” as defined in Section 409A of the Internal Revenue Code, the amount described in Section 4(d)(ii) (or any remaining installment payments, if applicable) shall be payable in a lump sum within 60 days following the Termination Date (or the date of the Change in Control, if applicable).  The “CIC Protection Period” means the six months prior to and the 24-months immediately following a Change in Control.

Payments and benefits provided in this Section 4(e) (including by reference to Section 4(d)) shall be in lieu of any termination or severance payments or benefits for which the Executive may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation.  Following the termination of the Executive’s employment by the Company without Cause (other than death or Disability) or by the Executive for Good Reason, in each case, during the CIC Protection Period, except as set forth in this Section 4(e), the Executive will not be entitled to any other compensation and benefits.  For the avoidance of doubt, if the Executive’s employment terminates pursuant to this Section 4(e), there will be no duplication of benefits with respect to amounts set forth in Section 4(d).

(f)           Termination by the Executive without Good Reason.  The Executive may terminate the Executive’s employment without Good Reason by providing 30 days’ prior written notice to the Company.  The Company may, in its sole discretion, make the Termination Date effective earlier than specified in any notice date, so long as, during any waived portion of the notice period, the Company continues to (i) pay to the Executive the Base Salary and (ii) provide to the Executive the existing benefits in accordance with the terms of the applicable plans.  Upon the Executive’s voluntary termination of employment pursuant to this Section 4(f), the Executive shall be entitled to Accrued Benefits, and will only be entitled to retain any portion of the Equity Grant that vested prior to the Termination Date and is then-outstanding.  Following any such termination of the Executive’s employment, except as set forth in this Section 4(f), the Executive shall have no further rights to any compensation or any other benefits under this Agreement.
(g)         Release of Claims; Continued Compliance.  Notwithstanding any provision herein to the contrary, the payment and provision of the Severance Benefits pursuant to Section 4(d) or Section 4(e), the payments set forth in Section 5, and any other payments/benefits set forth in Section 4(b) that are expressly conditioned upon this Section 4(g), (in each case, other than the Accrued Benefits) shall be conditioned upon the Executive’s execution, delivery to the Company, and non-revocation of a general release of claims in the form attached as Exhibit B (other than any changes thereto attributable to changes in applicable law) (the “Release”) (and the expiration of any revocation period contained in such Release) within 52 days following the Termination Date (or, if payments are being made pursuant to Section 5, the emergence date).  If the Executive fails to execute the Release in such a timely manner so as to permit any revocation period to expire prior to the end of such 52-day period, or timely revokes the Executive’s such release following its execution, the Executive shall not be entitled to any of the Severance Benefits or payments pursuant to Section 5, as applicable.  During such time that the Executive is receiving Severance Benefits pursuant to Section 4(d) or Section 4(e) or amounts under Section 5, if the Executive materially breaches any restrictive covenant set forth in Section 6 (and such breach is not cured, to the extent susceptible of cure (as determined in the Board’s good faith discretion), within 30 days following the Company’s written notice thereof to the Executive), the Executive’s right to receive or retain the Severance Benefits shall immediately cease and be forfeited.

(h)          No Offset.  In the event of termination of the Executive’s employment, the Executive shall be under no obligation to seek other employment, and there shall be no offset against amounts due to the Executive on account of any remuneration or benefits provided by any subsequent employment the Executive may obtain.  The Company’s obligation to make any payment pursuant to, and otherwise to perform its obligations under, this Agreement shall not be affected by any offset, counterclaim or other right that the Company or any other member of the Company Group may have against the Executive for any reason.

5.         Pre-Employment Date Termination Event.  The Executive’s appointment as Executive Chairman shall become effective upon the Company’s emergence from chapter 11 bankruptcy without any further action by the Company.  However, in the event that the Executive does not assume the role of Executive Chairman upon the Company’s emergence from chapter 11 bankruptcy for any reason, other than (i) as a result of the Executive voluntarily informing the Board that he no longer intends to assume the position of Executive Chairman, (ii) a result of the Company revoking such appointment after determining the Executive has engaged in activity that would otherwise constitute Cause (as defined herein), or (iii) as a result of such appointment being prohibited under any legal, listing, regulatory or similar requirements, then, subject to Section 4(g), the Executive shall be entitled to:

(a)          the payment set forth in Section 4(d)(ii) (which amount shall be paid at the time set forth in Section 4(d), with the “Termination Date” for purposes of the foregoing to be deemed to be references to the emergence date);

(b)           the Sign-On Bonus, which amount shall be paid within ten (10) days following the emergence date; and

(c)          have an administrative claim in the Company’s chapter 11 case for the value of the Equity Grant that was not received, assuming the Equity Grant had been granted as of the Company’s emergence.

Except as set forth in this Section 5, the Executive shall have no further rights to any compensation or any other benefits under this Agreement in the event that he does not assume the role of Executive Chairman pursuant to the terms of this Section 5.

6.         Restrictive Covenants.  The Company and the Executive acknowledge and agree that during the Employment Term, the Executive will have access to and may assist in developing Confidential Information and will occupy a position of trust and confidence with respect to the affairs and business of the Company Group.  The Executive further acknowledges that (i) the Executive will perform services of a unique nature for the Company that are irreplaceable, and that the Executive’s performance of such services to a competing business will result in irreparable harm to the Company Group; (ii) the Executive will have access to Confidential Information that, if disclosed, would unfairly and inappropriately assist in competition against the Company Group; (iii) in the course of the Executive’s employment by, or other service with, a competitor, the Executive could use or disclose such Confidential Information; (iv) members of the Company Group have substantial relationships with their customers, and the Executive will have access to these customers; (v) the Executive will receive specialized training from the Company and other members of the Company Group; and (vi) the Executive will generate goodwill for the Company and other members of the Company Group in the course of the Executive’s employment/service.  Accordingly, the Executive agrees that the following obligations are necessary to preserve the confidential and proprietary nature of Confidential Information and to protect the Company Group against harmful solicitation of employees and customers, harmful competition and other actions by the Executive that would result in serious adverse consequences for the Company Group:

(a)          Confidentiality.  Prior to the commencement of the Employment Term, the Company’s and the Executive’s obligations with respect to confidential information shall be governed by (1) the terms of the Observer Agreement and (2) paragraph 6 of the Final Wages Order. At all times during the Employment Term and thereafter, the Executive will not, directly or indirectly, use, make available, sell, copy, disseminate, transfer, communicate or otherwise disclose any Confidential Information, other than as authorized in writing by the Company or within the scope of the Executive’s duties with the Company as determined reasonably and in good faith by the Executive.  Anything herein to the contrary notwithstanding, the provisions of this Section 6(a) shall not apply to information that (i) was known to the public prior to its disclosure to the Executive; (ii) becomes generally known to the public subsequent to disclosure to the Executive through no wrongful act of the Executive or any representative of the Executive; or (iii) the Executive is required to disclose by applicable law, regulation or legal process (provided that the Executive provides the Company with prior notice of the contemplated disclosure and cooperates with the Company at its expense in seeking a protective order or other appropriate protection of such information).

(b)          Materials.  During the Employment Term, the Executive will use Confidential Information only for normal and customary use in the Company’s business, as determined reasonably and in good faith by the Company.  The Executive will return to the Company all Confidential Information and copies thereof and all other property of the Company or any other member of the Company Group at any time promptly following the request of the Company.  The Executive agrees to identify and return to the Company (or destroy) any copies of any Confidential Information after the Executive ceases to be employed by the Company.  Anything to the contrary notwithstanding, nothing in this Section 5 shall prevent the Executive from retaining a laptop (provided all Confidential Information has been removed), papers and other materials of a personal nature, including diaries, calendars and contact lists, information relating to the Executive’s compensation or relating to reimbursement of expenses, information that may be needed for tax purposes, and copies of plans, programs and agreements relating to the Executive’s employment.

(c)           Noncompetition; Nonsolicitation.

  (i)          During the Restricted Period, the Executive shall not, directly or indirectly, associate (including, but not limited to, association as a sole proprietor, owner, employer, partner, principal, investor, joint venturer, shareholder, associate, employee, member, consultant, contractor, director or otherwise) with any Competitive Enterprise; provided, however, that the Executive may (A) own, as a passive investor, securities of any such entity that has outstanding publicly traded securities, so long as the Executive’s direct or indirect holdings in any such entity shall not in the aggregate constitute more than 2% of the voting power of such entity, and (B) provide services to a portfolio company of a financial sponsor that does not constitute a Competitive Enterprise, irrespective of whether such financial sponsor owns other portfolio companies that do constitute Competitive Enterprises, so long as the Executive does not engage in or assist in the activities of any such portfolio company that is a Competitive Enterprise.  The Executive acknowledges that this covenant has a unique, very substantial and immeasurable value to the Company Group, that the Executive has sufficient assets and skills to provide a livelihood for the Executive while such covenant remains in force, and that, as a result of the foregoing, in the event that the Executive breaches such covenant, monetary damages would be an insufficient remedy for the Company and equitable enforcement of the covenant would be proper.

  (ii)         During the Restricted Period, the Executive shall not solicit, entice, persuade or induce any individual who is employed or engaged by any member of the Company Group (or who was so employed or engaged within 12 months immediately preceding the Termination Date) to terminate or refrain from continuing such employment or engagement or to become employed by or enter into contractual relations with any other individual or entity other than a member of the Company Group, and the Executive shall not hire, directly or indirectly, on the Executive’s behalf or on behalf of any other person, as an employee, consultant or otherwise, any such person; provided, however, that the Executive will not be in breach of this Section 6(c)(ii) for (A) general solicitations not targeted at employees engaged with the Company Group and (B) responding to an unsolicited request to serve as a business reference for a former employee of the Company Group to the extent the Executive does not encourage the former employee to become employed by a person or entity that employs the Executive or with which the Executive is otherwise associated.

(d)          Mutual Nondisparagement.  The Executive agrees not to, at any time, disparage any member of the Company Group or any officer, director, or significant stakeholder of any member of the Company Group, other than in the good faith performance of the Executive’s duties to the Company while the Executive is providing services to the Company.  Following the Executive’s termination of employment, the Company shall not make any public statement disparaging the Executive and shall instruct the members of the Board and officers of the Company as of the Termination Date to refrain from disparaging the Executive.  The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).

(e)           Inventions during the Employment Term.

  (i)          The Executive acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, works of authorship and other work product, whether patentable or unpatentable, (A) that are reduced to practice, created, invented, designed, developed, contributed to or improved with the use of any Company resources and/or within the scope of the Executive’s work with the Company, or that relate to the business, operations or actual or demonstrably anticipated research or development of the Company, and that are made or conceived by the Executive, solely or jointly with others, during the Employment Term, or (B) suggested by any work that the Executive performs in connection with the Company, either while performing the Executive’s duties with the Company or on the Executive’s own time, in any such case, during the Employment Term shall belong exclusively to the Company (or its designee), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”).  The Executive will keep full and complete written records (the “Records”), in the manner prescribed by the Company, of all Inventions and will promptly disclose all Inventions completely and in writing to the Company.  The Records shall be the sole and exclusive property of the Company, and the Executive will surrender them promptly following the termination of the Employment Term, or promptly following the Company’s earlier written request.  The Executive irrevocably conveys, transfers and assigns to the Company the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the Employment Term, together with the right to file, in the Executive’s name or in the name of the Company (or its designee), applications for patents and equivalent rights (the “Applications”).  The Executive will, at any time during and subsequent to the Employment Term, make such applications, sign such papers, take all rightful oaths and perform all other acts as may be requested from time to time by the Company to perfect, record, enforce, protect, patent or register the Company’s rights in the Inventions, all without additional compensation to the Executive from the Company.  The Executive will also execute assignments to the Company (or its designee) of the Applications, and give the Company and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the Company’s benefit, all without additional compensation to the Executive from the Company, but entirely at the Company’s expense.

  (ii)         In addition, the Inventions will be deemed “works made for hire,” as such term is defined under the copyright laws of the United States (“Work for Hire”), on behalf of the Company, and the Executive agrees that the Company will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to the Executive.  If the Inventions, or any portion thereof, are deemed not to be Work for Hire, or the rights in such Inventions do not otherwise automatically vest in the Company, the Executive hereby irrevocably conveys, transfers and assigns to the Company all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of the Executive’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom.  In addition, the Executive hereby waives any so-called “moral rights” with respect to the Inventions.  To the extent that the Executive has any rights in the results and proceeds of the Executive’s service to the Company that cannot be assigned in the manner described herein, the Executive agrees to unconditionally waive the enforcement of such rights.  The Executive hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to the Executive’s benefit by virtue of the Executive being an employee of or other service provider to the Company.

  (iii)         18 U.S.C. § 1833(b) provides:  “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b).  Accordingly, the Parties to this Agreement have the right to disclose in confidence trade secrets to federal, state and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law.  The Parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

(f)          Conflicting Obligations and Rights.  During the Employment Term, the Executive agrees to inform the Company of any apparent conflicts between the Executive’s work for the Company and any obligations the Executive may have to preserve the confidentiality of another’s proprietary information or related materials before using the same on the Company’s behalf.  The Company shall receive such disclosures in confidence and consistent with the objectives of avoiding any conflict of obligations and rights or the appearance of any conflict of interest.

(g)          Reasonableness of Restrictive Covenants.  In signing this Agreement, the Executive gives the Company assurance that the Executive has carefully read and considered all of the terms and conditions of this Agreement, including the restraints imposed under this Section 6.  The Executive agrees that these restraints are necessary for the reasonable and proper protection of the Company and the other members of the Company Group and their Confidential Information, and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent the Executive from obtaining other suitable employment during the period in which the Executive is bound by the restraints.  The Executive acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company and the other members of the Company Group, and that the Executive has sufficient assets and skills to provide a livelihood while such covenants remain in force.  The Executive further covenants that the Executive will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 6.  It is also agreed that each member of the Company Group will have the right to enforce all of the Executive’s obligations to any other member of the Company Group under this Agreement, including without limitation pursuant to this Section 6.

(h)         Reformation.  If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 5 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the Parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(i)          Enforcement; Tolling.  The Executive acknowledges that in the event of any breach or threatened breach of this Section 6, the business interests of the Company and the other members of the Company Group will be irreparably injured, the full extent of the damages to the Company and the other members of the Company Group will be impossible to ascertain, monetary damages will not be an adequate remedy for the Company and the other members of the Company Group, and the Company will be entitled to enforce this Agreement by a temporary, preliminary and/or permanent injunction or other equitable relief, without the necessity of posting bond or security, which the Executive expressly waives.  The Executive understands that the Board may, in its discretion, waive some of the requirements expressed in this Agreement, but that such a waiver to be effective must be made in writing and should not in any way be deemed a waiver of the Company’s right to enforce any other requirements or provisions of this Agreement.  The Executive agrees that each of the Executive’s obligations specified in this Agreement with respect to the Employment Term is a separate and independent covenant and that the unenforceability of any of them shall not preclude the enforcement of any other covenants in this Agreement.  In the event of any violation of the provisions of Section 6(c), the Executive acknowledges and agrees that the Restricted Period shall be extended by a period of time equal to the period of such violation, it being the intention of the Parties hereto that the running of the Restricted Period shall be tolled during any period of such violation.

7.        Cooperation.  Upon the receipt of reasonable notice from the Company (including through outside counsel), the Executive agrees that, while employed by the Company during the Employment Term and for a period of 24 months thereafter (or, if the Executive’s service terminates pursuant to Section 5, for a period of 24 months following such termination of service), the Executive will respond and provide information with regard to matters in which the Executive has knowledge as a result of the Executive’s employment or service with the Company, and will, subject to his reasonable availability in light of other business and personal matters, provide reasonable assistance to the Company, other members of the Company Group and their respective representatives, in defense of any claims that may be made against the Company or any other member of the Company Group, and will assist the Company and other members of the Company Group in the prosecution of any claims that may be made by the Company or any other member of the Company Group, to the extent that such claims are based on facts occurring during the Executive’s employment with the Company (collectively, the “Claims”).  During the pendency of any litigation or other proceeding involving Claims, the Executive shall not communicate with anyone (other than the Executive’s attorneys and tax and/or financial advisors and except to the extent that the Executive determines in good faith is necessary in connection with the performance of the Executive’s duties hereunder) with respect to the facts or subject matter of any pending or potential litigation or regulatory or administrative proceeding involving the Company or any other member of the Company Group without giving prior written notice to the Company or the Company’s counsel.  Upon presentation of appropriate documentation, the Company shall pay or reimburse the Executive for all reasonable out-of-pocket travel, duplicating or telephonic expenses incurred by the Executive in complying with this Section 7.  The Company shall cooperate with the Executive on the timing and location of the Executive’s cooperation and use its good faith efforts to limit any travel or interference with the Executive’s other professional commitments.  In addition, following the Executive’s termination of employment, to the extent the Executive is not receiving any severance payments, the Executive shall be compensated for the time spent for such cooperation at an hourly rate based on no less than the Executive’s Base Salary at the rate in effect as of the Termination Date.

8.         Indemnification.  Prior to the Employment Term, Executive will at all times continue to be covered by the D&O Insurance Policy.  During the Employment Term and thereafter, the Company agrees to indemnify and hold the Executive and the Executive’s heirs and representatives harmless, to the maximum extent permitted by law, against any and all damages, costs, liabilities, losses and expenses (including reasonable attorneys’ fees and legal expenses) as a result of any claim or proceeding (whether civil, criminal, administrative or investigative), or any threatened claim or proceeding (whether civil, criminal, administrative or investigative), against the Executive that arises out of or relates to the Executive’s service as an officer, director or employee, as the case may be, of the Company, or the Executive’s service in any such capacity or similar capacity with an affiliate of the Company or other entity at the request of the Company, and to promptly advance to the Executive or the Executive’s heirs or representatives such fees and expenses upon written request with appropriate documentation of such expense upon receipt of an undertaking by the Executive or on the Executive’s behalf to repay such amount if it shall ultimately be determined that the Executive is not entitled to be indemnified by the Company.  During the Employment Term and at all times thereafter during which the Executive may be subject to claims in respect of his service to the Company Group during the applicable coverage period, the Company also shall provide the Executive with coverage under its current directors’ and officers’ liability policy to the same extent that it provides such coverage to its other directors and executive officers.  If the Executive has any knowledge of any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, as to which the Executive may request indemnity under this provision, the Executive will give the Company prompt written notice thereof; provided that the failure to give such notice shall not affect the Executive’s right to indemnification.  The Company shall be entitled to assume the defense of any such proceeding and the Executive will use reasonable efforts to cooperate with such defense.  To the extent that the Executive in good faith determines that there is an actual or potential conflict of interest between the Company and the Executive in connection with the defense of a proceeding, the Executive shall so notify the Company and shall be entitled to separate representation at the Company’s expense by counsel selected by the Executive (provided that the Company may reasonably object to the selection of counsel within ten business days after notification thereof), which counsel shall cooperate, and coordinate the defense, with the Company’s counsel and minimize the expense of such separate representation to the extent consistent with the Executive’s separate defense.  This Section 8 shall continue in effect after the termination of the Executive’s employment with the Company or the termination of the Employment Term.

9.         Whistleblower Protection; Protected Activity.

(a)          Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall be interpreted so as to impede the Executive (or any other individual) from reporting possible violations of federal law or regulation to any governmental agency or entity, including, but not limited to, the Department of Justice, the Securities and Exchange Commission, Congress and any agency Inspector General, or making other disclosures under the whistleblower provisions of federal law or regulation.  The Executive does not need the prior authorization of the Company to make any such reports or disclosures, and the Executive shall not be required to notify the Company that such reports or disclosures have been made.

(b)         The Executive hereby acknowledges and agrees that nothing in this Agreement shall in any way limit or prohibit the Executive from engaging for a lawful purpose in any Protected Activity.  For purposes of this Agreement, “Protected Activity” shall mean (i) filing a charge, complaint or report with, or otherwise communicating with, cooperating with or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Equal Employment Opportunity Commission, the Department of Labor, the Occupational Safety and Health Administration, and the National Labor Relations Board (the “Government Agencies”), or (ii) any rights the Executive may have under Section 7 of the National Labor Relations Act or equivalent state law to engage in concerted protected activity or to discuss the terms of employment or working conditions with or on behalf of coworkers, or to bring such issues to the attention of the Board at any time.  The Executive understands that in connection with such Protected Activity, the Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company.  Notwithstanding the foregoing, the Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Confidential Information to any parties other than the relevant Government Agencies.  The Executive further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications, and that any such disclosure without the Company’s written consent shall constitute a material breach of this Agreement.

10.       Notices.  All notices, demands, requests or other communications, which may be or are required to be given or made by any party to any other party pursuant to this Agreement, shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by e‑mail addressed as follows:

(i)	If to the Company:

Frontier Communications Corporation
401 Merritt 7
Norwalk, Connecticut 06851
Attention:  Board of Directors

(ii)	If to the Executive:

Address and personal email address last shown on the Company’s books and records

Each party may designate by notice in writing a new address or email address to which any notice, demand, request or communication may thereafter be so given, served or sent.  Each notice, demand, request or communication that shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, confirmation of e-mail transmission or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11.     Severability.  The provisions of this Agreement shall be deemed severable.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the Parties hereunder shall be enforceable to the fullest extent permitted by applicable law.  If any term or provision of this Agreement is found to be invalid or unenforceable by a final determination of a court of competent jurisdiction, the invalid or unenforceable term or provision hereof shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision hereof.

12.       Survival.  It is the express intention and agreement of the Parties hereto that the provisions of Sections 6 through 22 shall survive the termination of employment of the Executive.  In addition, all obligations of the Company to make payments or provide compensation in any form to the Executive as outlined herein shall survive any termination of this Agreement subject to the terms and conditions set forth herein.

13.       No Assignments.  The rights and obligations of the Parties to this Agreement shall not be assignable or delegable, except that (a) in the event of the Executive’s death, the personal representative or legatees or distributees of the Executive’s estate, as the case may be, shall have the right to receive any amount owing and unpaid to the Executive hereunder relating to Executive’s service as Executive Chairman; and (b) the rights and obligations of the Company relating to Executive’s service as Executive Chairman hereunder shall be assignable and delegable in connection with any subsequent merger, consolidation, sale of all or substantially all of the assets or equity interests of the Company or similar transaction involving the Company or a successor corporation, and the Company’s chapter 11 plan.  The Company shall require any successor to the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

14.       Binding Effect.  Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon the Parties hereto and shall inure to the benefit of the Parties and their respective heirs, devisees, executors, administrators, legal representatives, successors and assigns.

15.       Amendments; Modifications; Waivers.  No provision of this Agreement may be amended, modified, waived or discharged, unless such amendment, modification, waiver or discharge is agreed to in writing and signed by the Executive and such officer or director of the Company as may be designated by (a) prior to the Employment Date, the board of directors of the Company and (b) on or after the Employment Date, the New Board.  For purposes of this Section 15, a “writing” shall not include facsimile or e-mail.  No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time unless such waiver specifically states that it is to be construed as a continuing waiver.

16.      Section Headings; Inconsistency.  Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.  In the event of any inconsistency between the terms of this Agreement and any form, award, plan or policy of the Company relating to Executive’s role as Executive Chairman, the terms of this Agreement shall govern and control, unless otherwise expressly provided.

17.       Governing Law.  This Agreement, the rights and obligations of the Parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (but not including any choice of law rule thereof that would cause the laws of another jurisdiction to apply).

18.       Dispute Resolution.  During the pendency of the Company’s chapter 11 cases, any dispute arising out of or asserting breach of this Agreement or any statutory or common law claim relating to this Agreement or the termination thereof (including any tort or discrimination claim), shall be resolved by the Bankruptcy Court.  From and after the Employment Date, except for the rights to seek specific performance provided in Section 6, any other dispute arising out of or asserting breach of this Agreement, or any statutory or common law claim by the Executive under this Agreement or relating to the termination thereof (including any tort or discrimination claim), shall be exclusively resolved by binding statutory arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association.  Such arbitration process shall take place in Connecticut (or such other U.S. state as may be mutually agreed to by both the Company and the Executive).  A court of competent jurisdiction may enter judgment upon the arbitrator’s award.  All costs and expenses of arbitration (other than fees and disbursements of counsel) shall be borne by the Company.  Fees and disbursements of counsel shall be borne by the respective party incurring such costs and expenses.

19.     Entire Agreement; Advice of Counsel.  This Agreement constitutes the entire agreement between the Parties respecting the employment of the Executive as Executive Chairman, there being no representations, warranties or commitments relating thereto except as set forth herein, and supersedes and replaces all other agreements related to the subject matter hereof of except for the MIP and/or any future equity award offered by the Company and accepted by Executive.  The Executive acknowledges that, in connection with the Executive’s entry into this Agreement, the Executive was advised by an attorney of the Executive’s choice on the terms and conditions of this Agreement, including, without limitation, on the application of Code Section 409A on the payments and benefits payable or to be paid to the Executive hereunder.

20.       Counterparts.  This Agreement may be executed (including by e-mail with scan attachment) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21.       Withholding.  The Company shall be entitled to withhold from any and all amounts payable under this Agreement or otherwise such federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation, and all such payments shall be in amounts net of any such deductions or withholdings; provided that clause (3) of Section 3(d)(ii) shall apply with respect to any RSUs, PSUs or similar awards granted to the Executive by the Company.

22.       Code Sections 409A and 280G.

(a)           Section 409A

(i)         General.  The intent of the Parties is that payments and benefits under this Agreement comply with, or be exempt from, Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively, “Code Section 409A”), and accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith or exempt therefrom.

(ii)        Separation from Service.  A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits that constitute “nonqualified deferred compensation” upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A, and for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If the Executive is deemed on the termination date to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall be made or provided at the date that is the earlier of (i) the expiration of the six-month period measured from the date of such “separation from service” of the Executive, and (ii) the date of the Executive’s death, to the extent required under Code Section 409A.  Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 22(a)(ii) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(iii)        Reimbursements and In-Kind Benefits.  To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Code Section 409A, (i) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (ii) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(iv)        Installment Payments.  For purposes of Code Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(v)         No Offset.  Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Code Section 409A be subject to offset by any other amount unless otherwise permitted by Code Section 409A.

(vi)        No Assurances.  Notwithstanding the foregoing, the Executive will be solely responsible for the satisfaction of all taxes and penalties that may be imposed on him in connection with any payments made pursuant to this Agreement, and neither the Company nor any of its affiliates or successors shall have any obligation to indemnify or otherwise hold the Executive harmless from any or all such taxes or penalties.

(b)           Section 280G.

(i)          If any payment or benefit the Executive will or may receive from the Company or any of its Affiliates under this Agreement or otherwise (a “280G Payment”) would (x) constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”), and (y) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then each such 280G Payment (collectively, the “Payments”) shall be reduced to the extent necessary for the Payments to equal, in the aggregate, the Reduced Amount.  The “Reduced Amount” shall be either (1) the largest portion of the Payments that would result in no Excise Tax on the Payments (after reduction), or (2) the total Payments, whichever amount (i.e., the amount determined by clause (1) or by clause (2)), after taking into account all applicable federal, state, and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Executive’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payments may be subject to the Excise Tax.  If a reduction in the Payments is required pursuant to the preceding sentence and the Reduced Amount is determined pursuant to clause (1) of the preceding sentence, the reduction shall occur in the manner (the “Reduction Method”) that results in the greatest economic benefit for Executive.  If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata (the “Pro Rata Reduction Method”).

(ii)         Notwithstanding any provision of Section 22(b)(i) to the contrary, if the Reduction Method or the Pro Rata Reduction Method would cause any portion of the Payments to be subject to taxes pursuant to Section 409A, and any state law of similar effect that would not otherwise be subject to taxes pursuant to Section 409A, then the Reduction Method and/or the Pro Rata Reduction Method, as the case may be, shall be modified so as to avoid the imposition of taxes pursuant to Code Section 409A as follows:  (x) as a first priority, the modification shall preserve to the greatest extent possible, the greatest economic benefit for Executive as determined on an after-tax basis; (y) as a second priority, Payments that are contingent on future events shall be reduced (or eliminated) before Payments that are not contingent on future events; and (z) as a third priority, Payments that are “deferred compensation” within the meaning of Section 409A shall be reduced (or eliminated) before Payments that are not deferred compensation within the meaning of Section 409A.

(iii)        The Company shall appoint a nationally recognized accounting firm, law firm or consultancy to make the determinations required by this Section 22(b) and shall, to the extent consistent with Section 280G of the Code, all reductions to the value of payments that might otherwise qualify as a “parachute payments” under such Section (including the value of noncompetition restrictions and reasonable compensation for pre-and post-change in control services).  The Company shall bear all expenses with respect to the determinations by such accounting firm, law firm or consultancy required to be made hereunder.

23.       Definitions.

“Affiliate” means any entity controlled by, in control of, or under common control with, the Company.

“Cause” means (a) the Executive’s willful and continued failure (other than as a result of physical or mental illness or injury) to perform the Executive’s material duties to the Company Group (it being understood that actions taken by Executive in good faith and in furtherance of the best interests of the Company will not be deemed to be willful for this purpose), which continues beyond 10 business days after a written demand for substantial performance is delivered to the Executive by the Board (which demand shall identify and describe such failure with sufficient specificity to allow the Executive to respond); (b) willful or intentional conduct that causes material and demonstrable injury, monetarily or otherwise, to the Company, which is not cured within 10 business days after written notice of the conduct is delivered to the Executive by the Company (which notice shall identify and describe such conduct with sufficient specificity to allow the Executive to respond); (c) conviction of, or a plea of guilty or nolo contendere to, a crime constituting a felony under the laws of the United States or any state thereof, or a misdemeanor involving moral turpitude; (d) a material violation of the Company’s code of conduct (which shall have been provided to the Executive), subject to reasonable notice and opportunity (and, in any event, at least 10 business days from when written notice of the violation is delivered to the Executive by the Company (which notice shall identify and describe such violation with sufficient specificity to allow the Executive to respond)) to cure (if curable, without being inconsistent with the interests of the Company, as reasonably determined in good faith by the Board); or (e) the Executive’s material breach of this Agreement or any other material agreement with the Company, which is not cured within 10 business days after written notice of the breach is delivered to the Executive by the Company (which notice shall identify and describe such breach with sufficient specificity to allow the Executive to respond).

“Change in Control” shall have the meaning set forth in the Company’s 2017 Equity Incentive Plan; provided that neither the Company’s emergence from chapter 11 bankruptcy nor the consummation of any transactions related thereto shall be deemed to be a Change in Control.  Upon adoption of the MIP, this Agreement shall be amended to conform the definition of Change in Control set forth herein with the definition included in the MIP.

“Company Group” means the Company and each of its Subsidiaries.

“Competitive Enterprise” means a business enterprise that engages in, or owns or controls a significant interest in any entity that engages in, the primary business of the Company Group in the United States of America.

“Confidential Information” means all non-public information concerning trade secrets, know-how, software, developments, inventions, processes, technology, designs, financial data, strategic business plans or any proprietary or confidential information, documents or materials in any form or media, including any of the foregoing relating to research, operations, finances, current and proposed products and services, vendors, customers, advertising and marketing, and other non-public, proprietary, and confidential information of the Company Group.  Notwithstanding anything to the contrary contained herein, the general skills, knowledge and experience gained during the Executive’s service with the Company, information publicly available or generally known within the industry or trade in which the Company competes and information or knowledge possessed by the Executive prior to the Executive’s commencement of employment with the Company, shall not be considered Confidential Information.

“Disability” means becoming eligible for long-term disability payments under the Company’s Long-Term Disability program.

“Final Wages Order” means the Final Order Authorizing the Debtors to (I) Pay Prepetition Employee Wages, Salaries, Other Compensation, and Reimbursement of Employee Expenses and (II) Continue Employee Benefits Programs, entered by the Bankruptcy Court in the Chapter 11 Cases on May 26, 2020 [Docket No. 365].”

“Good Reason” means, during the Employment Term, unless otherwise consented to in writing by the Executive, (a) a material diminution in the Executive’s Base Salary or target Annual Bonus opportunity (other than an across-the-board reduction of not more than 10% that impacts all similarly situated senior executives of the Company equally); (b) any material diminution in the Executive’s position, authority or responsibilities set forth herein or on Exhibit A (except for diminutions that are the result of prohibitions under any legal, listing, regulatory or similar requirements); (c) the New Board’s failure to make the Equity Grant within 120 days following the date of the Company’s emergence from chapter 11 bankruptcy; (d) the Company’s material breach of this Agreement or any other material agreement with the Executive (including a requirement that the Executive report to any person other than the Board); (e) on or following a Change in Control, the Executive ceasing to be an executive chairman who reports directly to the board of directors of a public company; or (f) upon a Change in Control, a successor to the Company failing to expressly assume this Agreement.  Notwithstanding the foregoing, a resignation will only qualify as being for “Good Reason” if, within 60 days following the initial existence of a condition listed above (or, if later, the time at which the Executive knew or reasonably should have known of its existence), the Executive provides notice to the Company of the existence of a supposedly qualifying condition and the related circumstances that cause it to qualify, and within 30 days after such notice, the Company does not remedy the condition and, within 60 days following the Company’s failure to remedy the condition, the Executive actually resigns from employment with the Company.

“Restricted Period” means the period commencing on the Employment Date and ending 12 months following the termination of the Executive’s employment with the Company, or, if the Employment Term does not commence and the Executive’s service terminates pursuant to Section 5 of this Agreement, Restricted Period will mean the 12 months following the date of such termination.

“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

24.       Legal Fees.  The Company will cover any attorneys’ fees incurred by Executive in connection with the negotiation and preparation of this Agreement and any related agreements, in an amount not to exceed $20,000, payable within fifteen (15) days of the Executive submitting reasonable documentation of such fees.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement, or have caused this Agreement to be duly executed and delivered on their behalf.

FRONTIER COMMUNICATIONS CORPORATION

By:
Name:
Title:
Date:	[__________]

EXECUTIVE

By:
Name: John Stratton
Date:	[__________]

[Signature Page to Employment Agreement]

EXHIBIT A

Executive Chairman Duties and Responsibilities
Duties/Responsibilities

o	Internal Leadership

o	Provide daily input on overall strategic direction of the organization, including working with the CEO on developing the strategic plan

o	Work with the CEO on developing the annual budget

o	Consult with the CEO and senior management on day to day operations

o	Act as a liaison between senior management and the Board by keeping the Board updated on developments that occur between meetings

o	Ensure smooth working relationship between and among individual senior management team members and facilitate conversations and provide guidance and mentorship as necessary

o	Assist in hiring and retaining a best-in-class senior management team

o	External Communications

o	Support the CEO in developing and maintaining relationships with clients and vendors

o	In coordination with the CEO, develop an active role in communicating with shareholders, financial institutions and other key stakeholders

o	Where applicable, serve as the primary point of contact with regulatory and government officials

Board Governance

o	Lead the Board in its deliberation and decision making process

o	Preside over meetings of the Board and annual and special meetings of shareholders

o	Organize the meeting schedules and agendas of the Board

o	Work with the Board and its respective committees to interview and evaluate prospective board/committee candidates

o	Consult with the nominating/corporate governance committee regarding the Board’s self-assessment and evaluation processes

EXHIBIT B

GENERAL RELEASE

I, John Stratton, in consideration of and subject to the performance by Frontier Communications Corporation (together with its subsidiaries, the “Company”), of its obligations under the Employment Agreement, dated as of February [17], 2021 (the “Agreement”), do hereby release and forever discharge, as of the date hereof, the Company and its Subsidiaries and Affiliates and all of their respective present, former and future managers, directors, officers, stakeholders, employees, successors and assigns of the Company and its Subsidiaries and Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder.  Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.
My service with the Company terminated as of [________], and I hereby resign from any position as an officer, member of the board of managers or directors (as applicable) or fiduciary of the Company or any other member of the Company Group (or reaffirm any such resignation that may have already occurred).  I understand that any payments or benefits paid or granted to me under [Section 4]/[Section 5] of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive the payments and benefits specified in [Section 4/Section 5] of the Agreement, unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter.  I understand and agree that such payments and benefits are subject to Sections 6 and 7 of the Agreement, which (as noted below) expressly survive my termination of service and the execution of this General Release.  Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.
Except as provided in paragraphs 4 and 5 below, I knowingly and voluntarily (for myself and my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter‑claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date on which I execute this General Release) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties, which I, my spouse, or any of my heirs, executors, administrators or assigns may have, which arise out of or are connected with my service with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”).

3.	I represent that I have made no assignment or transfer of any right, claim, demand, cause of action or other matter covered by paragraph 2 above.

4.
I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 that arise after the date I execute this General Release.  I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.
I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay and any form of injunctive relief.  Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.  Additionally, I am not waiving (a) any right to the Accrued Benefits, the Sign-On Bonus or any Severance Benefits to which I am entitled under the Agreement, (b) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents, the Agreement, my indemnification agreement or otherwise, or (c) my rights as an equity or security holder in the Company or its Affiliates that exist pursuant to the terms of the applicable agreement(s) or applicable law.

6.
In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied.  I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied.  I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement.  I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law.  I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

7.
I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.
I agree that I will forfeit all Severance Benefits payable by the Company pursuant to the Agreement and any other amounts payable by the Company pursuant to the Agreement that are subject to the effectiveness of this General Release if I challenge the validity of this General Release.  I also agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys’ fees, and return all payments received by me pursuant to the Agreement on or after the termination of my employment.

9.
I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone.  The Company agrees to disclose any such information only to any tax, legal or other counsel of the Company as required by law.  The foregoing shall to apply to the extent this General Release (or the form thereof) is required to be included in any public filing of the Company.

10.
Any nondisclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD) or any other self‑regulatory organization or governmental entity or otherwise limit the scope of any protections that may apply to me under any applicable whistleblower laws.

11.	I hereby acknowledge that Sections 6 through 22 of the Agreement shall survive my execution of this General Release.

12.
I represent that I am not aware of any claim by me other than the claims that are released by this General Release.  I acknowledge that I may hereafter discover claims or facts in addition to or different than those that I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and that, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

13.
Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

14.
Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(i)	I HAVE READ IT CAREFULLY;

(ii)
I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING, BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(iii)	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(iv)	I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(v)
I HAVE HAD AT LEAST [21] / [45] DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED [21] / [45]‑DAY PERIOD;

(vi)	I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

(vii)	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

(viii)	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

SIGNED:	DATED: